EXHIBIT 99

                                                              EXECUTION COPY
                                                              --------------






                     GREENWICH CAPITAL ACCEPTANCE, INC.,

                                  Depositor

                        COUNTRYWIDE HOME LOANS, INC.,

                             Seller and Servicer

                                     and

                            THE BANK OF NEW YORK,

                                   Trustee

                    ______________________________________


                       POOLING AND SERVICING AGREEMENT

                           Dated as of July 1, 1996

                    ______________________________________


             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-CHL1








                              TABLE OF CONTENTS
                             -----------------

                                                                         Page


                                  ARTICLE I

                                 DEFINITIONS

Accrual Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Amount Held for Future Distribution . . . . . . . . . . . . . . . . . . .   2
Appraised Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
Available Funds Shortfall . . . . . . . . . . . . . . . . . . . . . . . .   3
Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Bankruptcy Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . . . . . .   3
Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
Certificate Insurance Policy  . . . . . . . . . . . . . . . . . . . . . .   4
Certificate Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
Certificate Insurer Default . . . . . . . . . . . . . . . . . . . . . . .   4
Certificate Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Certificate Principal Balance . . . . . . . . . . . . . . . . . . . . . .   5
Certificate Register  . . . . . . . . . . . . . . . . . . . . . . . . . .   5
Certificateholder or Holder . . . . . . . . . . . . . . . . . . . . . . .   5
Civil Relief Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Civil Relief Act Interest Shortfall . . . . . . . . . . . . . . . . . . .   6
Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
Class A Available Funds Pass-Through Rate . . . . . . . . . . . . . . . .   6
Class A Carry-Forward Amount  . . . . . . . . . . . . . . . . . . . . . .   6
Class A Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
Class A Interest Distribution Amount  . . . . . . . . . . . . . . . . . .   7
Class A Pass-Through Margin . . . . . . . . . . . . . . . . . . . . . . .   7
Class A Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . .   7
Class A Principal Distribution Amount . . . . . . . . . . . . . . . . . .   7
Class A Supplemental Interest Shortfall . . . . . . . . . . . . . . . . .   9
Class A Supplemental Pass-Through Rate  . . . . . . . . . . . . . . . . .   9
Class B-IO Certificate  . . . . . . . . . . . . . . . . . . . . . . . . .   9
Class B-IO Interest Shortfall . . . . . . . . . . . . . . . . . . . . . .   9
Class B-IO Optimal Interest Distribution Amount . . . . . . . . . . . . .   9
Class B-IO Pass-Through Rate  . . . . . . . . . . . . . . . . . . . . . .   9
Class R Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . .  10
Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Cut-off Date Principal Balance  . . . . . . . . . . . . . . . . . . . . .  10
Debt Service Reduction  . . . . . . . . . . . . . . . . . . . . . . . . .  10
Deficient Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Definitive Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  10
Deleted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Delinquency Test Loan . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Delinquent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Denomination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Depository Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Depository Participant  . . . . . . . . . . . . . . . . . . . . . . . . .  11
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Due Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Eligible Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
ERISA Restricted Certificate  . . . . . . . . . . . . . . . . . . . . . .  13
Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Excess Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Excess Subordinated Amount  . . . . . . . . . . . . . . . . . . . . . . .  13
FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
FIRREA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Gross Margin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Initial Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . .  14
Initial Certificate Account Deposit . . . . . . . . . . . . . . . . . . .  14
Initial Certificate Notional Principal Amount . . . . . . . . . . . . . .  14
Initial Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Initial Notional Principal Amount . . . . . . . . . . . . . . . . . . . .  14
Insurance Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Insured Distribution Amount . . . . . . . . . . . . . . . . . . . . . . .  15
Insured Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Insured Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Interest Determination Date . . . . . . . . . . . . . . . . . . . . . . .  15
LIBOR Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Liquidated Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Majority in Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Maximum Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Minimum Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Monthly Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Mortgage File . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Mortgage Loan Repurchase Price  . . . . . . . . . . . . . . . . . . . . .  17
Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . . . . . . .  17
Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Net Monthly Excess Cashflow . . . . . . . . . . . . . . . . . . . . . . .  18
Net Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . . . . . . .  18
Officer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .  18
One-Month LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Optional Termination  . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Original Class A Certificate Principal Balance  . . . . . . . . . . . . .  20
Original Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . . .  20
OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Outstanding Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . .  20
Ownership Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Periodic Rate Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Permitted Transferee  . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Pool Stated Principal Balance . . . . . . . . . . . . . . . . . . . . . .  23
Preference Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Preference Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Premium Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Premium Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Prepayment Assumption . . . . . . . . . . . . . . . . . . . . . . . . . .  23
Prepayment Interest Excess  . . . . . . . . . . . . . . . . . . . . . . .  23
Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . . .  23
Prepayment Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Principal Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Principal Remittance Amount . . . . . . . . . . . . . . . . . . . . . . .  24
Private Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
PUD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
Reference Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Refinancing Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . .  26
Regular Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
Reimbursement Amount  . . . . . . . . . . . . . . . . . . . . . . . . . .  26
REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Replacement Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . .  27
Request for Release . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Required Insurance Policy . . . . . . . . . . . . . . . . . . . . . . . .  27
Required Subordinated Amount  . . . . . . . . . . . . . . . . . . . . . .  27
Reserve Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Reuters Screen LIBO Page  . . . . . . . . . . . . . . . . . . . . . . . .  28
Scheduled Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Servicer Advance Date . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Servicing Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Servicing Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Single Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Startup Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Stated Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . .  29
Streamlined Documentation Mortgage Loan . . . . . . . . . . . . . . . . .  30
Subordinated Amount . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Subordination Deficiency Amount . . . . . . . . . . . . . . . . . . . . .  30
Subordination Deficit . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Subordination Increase Amount . . . . . . . . . . . . . . . . . . . . . .  30
Subordination Reduction Amount  . . . . . . . . . . . . . . . . . . . . .  30
Substitution Adjustment Amount  . . . . . . . . . . . . . . . . . . . . .  30
Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Tax Matters Person Class R Certificate  . . . . . . . . . . . . . . . . .  31
Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Trigger Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
2/28 Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Unpaid Class A Supplemental Interest Shortfall  . . . . . . . . . . . . .  31
Unpaid Class B-IO Interest Shortfall  . . . . . . . . . . . . . . . . . .  32
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32



                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES


SECTION 2.01.  Conveyance of Mortgage Loans . . . . . . . . . . . . . . .  33
SECTION 2.02.  Acceptance by Trustee of the Mortgage Loans  . . . . . . .  36
SECTION 2.03.  Representations, Warranties and Covenants of the Servicer
               and the Seller.  . . . . . . . . . . . . . . . . . . . . .  39
SECTION 2.04.  Representations and Warranties of the Depositor  . . . . .  51
SECTION 2.05.  Delivery   of  Opinion  of  Counsel  in  Connection  with
               Substitutions and Repurchases. . . . . . . . . . . . . . .  53
SECTION 2.06.  Authentication and Delivery of Certificates  . . . . . . .  54
SECTION 2.07.  Designations Under the REMIC Provisions  . . . . . . . . .  54
SECTION 2.08.  Covenants of the Servicer  . . . . . . . . . . . . . . . .  55

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

SECTION 3.01.  Servicer to Service Mortgage Loans . . . . . . . . . . . .  55
SECTION 3.02.  Subservicing; Enforcement of the Obligations of Servicer .  56
SECTION 3.03.  Rights  of the Depositor, the Trustee and the Certificate
               Insurer in Respect of the Servicer . . . . . . . . . . . .  57
SECTION 3.04.  Trustee to Act as Servicer . . . . . . . . . . . . . . . .  57
SECTION 3.05.  Collection   of  Mortgage   Loan  Payments;   Certificate
               Account; Distribution Account  . . . . . . . . . . . . . .  58
SECTION 3.06.  Collection  of  Taxes,  Assessments  and  Similar  Items;
               Escrow Accounts  . . . . . . . . . . . . . . . . . . . . .  61
SECTION 3.07.  Access to Certain Documentation and Information Regarding
               the Mortgage Loans . . . . . . . . . . . . . . . . . . . .  62
SECTION 3.08.  Permitted  Withdrawals from  the Certificate  Account and
               Distribution Account . . . . . . . . . . . . . . . . . . .  62
SECTION 3.09.  (Reserved.)  . . . . . . . . . . . . . . . . . . . . . . .  64
SECTION 3.10.  Maintenance of Hazard Insurance  . . . . . . . . . . . . .  64
SECTION 3.11.  Enforcement    of    Due-On-Sale    Clauses;   Assumption
               Agreements . . . . . . . . . . . . . . . . . . . . . . . .  66
SECTION 3.12.  Realization Upon Defaulted  Mortgage Loans; Determination
               of  Excess Proceeds  and  Realized Losses;  Repurchase of
               Certain Mortgage Loans . . . . . . . . . . . . . . . . . .  67
SECTION 3.13.  Trustee to Cooperate; Release of Mortgage Files  . . . . .  71
SECTION 3.14.  Documents, Records and Funds in Possession of Servicer to
               be Held for the Trustee  . . . . . . . . . . . . . . . . .  72
SECTION 3.15.  Servicing Compensation . . . . . . . . . . . . . . . . . .  73
SECTION 3.16.  Access to Certain Documentation  . . . . . . . . . . . . .  73
SECTION 3.17.  Annual Statement as to Compliance  . . . . . . . . . . . .  74
SECTION 3.18.  Annual   Independent   Public    Accountants'   Servicing
               Statement; Financial Statements  . . . . . . . . . . . . .  74

                                  ARTICLE IV

                              DISTRIBUTIONS AND
                           ADVANCES BY THE SERVICER

SECTION 4.01.  Advances . . . . . . . . . . . . . . . . . . . . . . . . .  75
SECTION 4.02.  Reduction of  Servicing Compensation  in Connection  with
                    Prepayment Interest Shortfalls. . . . . . . . . . . .  76
SECTION 4.03   The Certificate Insurance Policy . . . . . . . . . . . . .  76
SECTION 4.04.  Distributions  . . . . . . . . . . . . . . . . . . . . . .  78
SECTION 4.05.  Monthly Statements to Certificate-
                         holders  . . . . . . . . . . . . . . . . . . . .  80
SECTION 4.06   Effect  of   Payments   by   the   Certificate   Insurer;
               Subrogation  . . . . . . . . . . . . . . . . . . . . . . .  83

                                  ARTICLE V

                               THE CERTIFICATES

SECTION 5.01.  The Certificates . . . . . . . . . . . . . . . . . . . . .  84
SECTION 5.02.  Certificate  Register;   Registration  of   Transfer  and
               Exchange of Certificates . . . . . . . . . . . . . . . . .  85
SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . .  90
SECTION 5.04.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . .  90
SECTION 5.05.  Access   to  List   of   Certificateholders'  Names   and
               Addresses  . . . . . . . . . . . . . . . . . . . . . . . .  91
SECTION 5.06.  Book-Entry Certificates  . . . . . . . . . . . . . . . . .  91
SECTION 5.07.  Notices to Depository  . . . . . . . . . . . . . . . . . .  92
SECTION 5.08.  Definitive Certificates  . . . . . . . . . . . . . . . . .  92
SECTION 5.09.  Maintenance of Office or Agency  . . . . . . . . . . . . .  93

                                  ARTICLE VI

                  THE DEPOSITOR, THE SERVICER AND THE SELLER

SECTION 6.01.  Respective Liabilities of the Depositor, the Servicer and
               the Seller . . . . . . . . . . . . . . . . . . . . . . . .  93
SECTION 6.02.  Merger or Consolidation of the Depositor, the Servicer or
               the Seller . . . . . . . . . . . . . . . . . . . . . . . .  94


SECTION 6.03.  Limitation on Liability of the Depositor, the Seller, the
               Servicer and Others  . . . . . . . . . . . . . . . . . . .  94
SECTION 6.04.  Limitation on Resignation of Servicer  . . . . . . . . . .  95
SECTION 6.05.  Errors and Omissions Insurance; Fidelity Bonds . . . . . .  96

                                 ARTICLE VII

                       DEFAULT; TERMINATION OF SERVICER

SECTION 7.01.  Events of Default; Trigger Event . . . . . . . . . . . . .  96
SECTION 7.02.  Trustee to Act; Appointment of Successor . . . . . . . . .  98
SECTION 7.03.  Notification to Certificateholders . . . . . . . . . . . . 100
SECTION 7.04   Mortgage  Loans, Trust Fund and Accounts Held for Benefit
               of the Certificate Insurer . . . . . . . . . . . . . . . . 100

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

SECTION 8.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . . 100
SECTION 8.02.  Certain Matters Affecting the Trustee  . . . . . . . . . . 102
SECTION 8.03.  Trustee Not Liable for Mortgage Loans  . . . . . . . . . . 103
SECTION 8.04.  Trustee May Own Certificates . . . . . . . . . . . . . . . 104
SECTION 8.05.  Servicer to Pay Trustee's Fees and Expenses  . . . . . . . 104
SECTION 8.06.  Eligibility Requirements for Trustee . . . . . . . . . . . 105
SECTION 8.07.  Resignation and Removal of Trustee . . . . . . . . . . . . 105
SECTION 8.08.  Successor Trustee  . . . . . . . . . . . . . . . . . . . . 106
SECTION 8.09.  Merger or Consolidation of Trustee . . . . . . . . . . . . 107
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee  . . . . . . 107
SECTION 8.11.  Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . 109

                                  ARTICLE IX

                                 TERMINATION

SECTION 9.01.  Termination  upon   Liquidation  or  Repurchase   of  all
               Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . 112
SECTION 9.02.  Final Distribution on the Certificates . . . . . . . . . . 113
SECTION 9.03.  Additional Termination Requirements  . . . . . . . . . . . 114

                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

SECTION 10.01. Amendment  . . . . . . . . . . . . . . . . . . . . . . . . 115
SECTION 10.02. Recordation of Agreement; Counterparts . . . . . . . . . . 117



SECTION 10.03. Governing Law  . . . . . . . . . . . . . . . . . . . . . . 118
SECTION 10.04. Intention of Parties . . . . . . . . . . . . . . . . . . . 118
SECTION 10.05. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . 118
SECTION 10.06. Severability of Provisions . . . . . . . . . . . . . . . . 120
SECTION 10.07. Assignment . . . . . . . . . . . . . . . . . . . . . . . . 120
SECTION 10.08. Limitation on Rights of Certificateholders . . . . . . . . 120
SECTION 10.09. Inspection and Audit Rights  . . . . . . . . . . . . . . . 121
SECTION 10.10. Certificates Nonassessable and Fully Paid  . . . . . . . . 121
SECTION 10.11  The Certificate Insurer Default  . . . . . . . . . . . . . 122
SECTION 10.12  Third Party Beneficiary  . . . . . . . . . . . . . . . . . 122

                                   EXHIBITS

Exhibit A:     Form of Certificate Insurance Policy . . . . . . . . . .   A-1
Exhibit B:     Form of Class A Certificate  . . . . . . . . . . . . . .   B-1
Exhibit C:     Form of Class B-IO Certificate . . . . . . . . . . . . .   C-1
Exhibit D:     Form of Class R Certificate  . . . . . . . . . . . . . .   D-1
Exhibit E:     Form of Reverse of Certificates  . . . . . . . . . . . .   E-1
Exhibit F:     Mortgage Loan Schedule . . . . . . . . . . . . . . . . .   F-1
Exhibit G:     Form of Initial Certification of Trustee . . . . . . . .   G-1
Exhibit G-1:   Form of Interim Certification of Trustee . . . . . . . . G-1-1
Exhibit H:     Form of Final Certification of Trustee . . . . . . . . .   H-1
Exhibit I:     Form  of Transfer  Affidavit  for the  Class  R
               Certificate  . . . . . . . . . . . . . . . . . . . . . .   I-1
Exhibit 1:     Certain Definitions  . . . . . . . . . . . . . . . . . .  Ex.1
Exhibit 2:     Section 5.02 of the Agreement  . . . . . . . . . . . . .  Ex.2
Exhibit J:     Form of Transferor Certificate . . . . . . . . . . . . .   J-1
Exhibit K:     Form of Investment Letter (Non-Rule 144A)  . . . . . . .   K-1
Exhibit L:     Form of Rule 144A Investment Letter  . . . . . . . . . .   L-1
Exhibit M:     Form of Request for Release  . . . . . . . . . . . . . .   M-1
Exhibit N:     Form of Request for Release  . . . . . . . . . . . . . .   N-1
Exhibit O:     Form of Depository Agreement . . . . . . . . . . . . . .   O-1
Exhibit P:     Form of Mortgage Note and Mortgage . . . . . . . . . . .   P-1

          POOLING AND SERVICING AGREEMENT, dated as of July 1, 1996, among GREENWICH CAPITAL ACCEPTANCE, INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC., a New York corporation (in its capacity as seller hereunder, the "Seller", and in its capacity as servicer hereunder, the "Servicer"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                            PRELIMINARY STATEMENT

          The Depositor is the owner of the Mortgage Loans (as hereinafter defined) and the other property being conveyed by it to the Trustee in its capacity as trustee of the Trust Fund (as hereinafter defined) and has duly authorized the execution and delivery of this Agreement to provide for such conveyance. All covenants and agreements made by the Depositor, the Seller and the Servicer herein are for the benefit and security of the Certificateholders and the Certificate Insurer. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Seller and the Trustee agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accrual Period:  With respect to the first Distribution Date, the
          --------------
period commencing on the Closing Date and ending on the day immediately preceding such Distribution Date. With respect to any subsequent Distribution Date, the period commencing on the immediately preceding Distribution Date and ending on the day immediately preceding such subsequent Distribution Date.

          Adjustment Date:  As to each Mortgage Loan, a date on which the
          ---------------
related Mortgage Rate may adjust, as provided in the related Mortgage Note.

          Advance:  The aggregate of the advances required to be made by the
          -------
Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such advances being equal to the sum of (A) the aggregate of payments of principal and interest (net of the Servicing Fees) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date (provided, however, that no Advance shall be made in respect of interest accruing on the Mortgage Loans prior to the Cut-off Date) and (B) with respect to each REO Property that has not been liquidated, an amount equal to the excess, if any, of (x) one month's interest (adjusted to the Net Mortgage Rate) on the Stated Principal Balance of the related Mortgage Loan over (y) the net monthly rental income (if any) from such REO Property deposited in the Certificate Account for such Distribution Date pursuant to Section 3.12, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance were an advance to be made with respect thereto.

          Agreement:  This Pooling and Servicing Agreement and any and all
          ---------
amendments or supplements hereto.

          Amount Held for Future Distribution:  As to any Distribution Date,
          -----------------------------------
the aggregate amount held in the Certificate Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of scheduled principal and interest on the Mortgage Loans due after the related Due Date and (ii) Principal Prepayments and Liquidation Proceeds received after the last day of the related Prepayment Period.

          Appraised Value:  The appraised value of the Mortgaged Property
          ---------------
based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.

          Available Funds:  As to any Distribution Date, the sum of:  (i) the
          ---------------
aggregate amount on deposit in the Certificate Account as of the close of business on the immediately preceding Determination Date, (ii) the Advance made with respect to such Distribution Date and (iii) the aggregate amount payable by the Servicer pursuant to Section 4.02 in respect of Prepayment Interest Shortfalls occurring during the related Prepayment Period, reduced by the sum of (x) the Amount Held for Future Distribution and (y) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses
(i)-(viii), inclusive, of Section 3.08(a).



          Available Funds Shortfall:  With respect to any Distribution Date,
          -------------------------
an amount equal to the sum of (a) the Class A Interest Distribution Amount minus the Available Funds (net of the Premium Amount) for such Distribution Date (but not less than zero) and (b) the Subordination Deficit.

          Bankruptcy Code:  Title 11 of the United States Code.
          ---------------

          Bankruptcy Loss:  With respect to any Mortgage Loan, a Realized
          ---------------
Loss resulting from a Deficient Valuation or Debt Service Reduction; provided, however, that a loss that would otherwise be deemed a Bankruptcy
- --------  -------
Loss shall not be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction.

          Book-Entry Certificates:  Any of the Certificates that shall be
          -----------------------
registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). On the Closing Date, only the Class A Certificates will be Book-Entry Certificates.

          Business Day:  Any day other than (i) a Saturday or a Sunday, or
          ------------
(ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Certificate:  Any one of the Class A, Class B-IO or Class R
          -----------
Certificates executed and authenticated by the Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account:  The separate Eligible Account created and
          -------------------
initially maintained by the Trustee pursuant to Section 3.05(b) in the name of the Trustee for the benefit of the Certificateholders and designated "(Trustee) in trust for registered holders of Greenwich Capital Acceptance, Inc., Mortgage Pass-Through Certificates, Series 1996-CHL1". Funds in the Certificate Account shall be held in trust for the Certificateholders and the Certificate Insurer for the uses and purposes set forth in this Agreement.

          Certificate Insurance Policy:  The certificate guaranty insurance
          ----------------------------
policy No. 50490-N, and all endorsements thereto dated the Closing Date, issued by the Certificate Insurer for the benefit of the Certificateholders, a copy of which is attached hereto as Exhibit A.

          Certificate Insurer:  Financial Security Assurance Inc., a stock
          -------------------
insurance company organized and created under the laws of the State of New York, and any successors thereto.

          Certificate Insurer Default:  The existence and continuance of any
          ---------------------------
of the following:

          (a) the failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; or

          (b)(i)  the entry by a court having jurisdiction in the premises of
     (A) a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Certificate Insurer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of the Certificate Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Certificate Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (ii) the commencement by the Certificate Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent of the Certificate Insurer to the entry of a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Certificate Insurer, or the filing by the Certificate Insurer of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Certificate Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Certificate Insurer or of any substantial part of its property, or the making by the Certificate Insurer of a general assignment for the benefit of creditors, or the failure by the Certificate Insurer to pay its debts generally as they become due, or the admission by the Certificate Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Certificate Insurer in furtherance of any such action.

          Certificate Owner:  With respect to a Book-Entry Certificate, the
          -----------------
person that is the beneficial owner of such Book-Entry Certificate.

          Certificate Principal Balance:  With respect to the Class A
          -----------------------------
Certificates as of any Distribution Date, the Original Class A Certificate Principal Balance, minus all distributions in respect of principal with respect thereto on previous Distribution Dates.

          The Class B-IO and Class R Certificates have no Certificate Principal Balance.

          Certificate Register:  The register maintained pursuant to Section
          --------------------
5.02 hereof.


          Certificateholder or Holder:  The person in whose name a
          ---------------------------

Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of the Class A Certificates, except that solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such
                                       --------  -------
Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of

the  Depositor.   Any  Certificates  on which  payments  are made  under  the
Certificate Insurance Policy shall be deemed to be outstanding and held by the Certificate Insurer to the extent of such payment.

          Civil Relief Act:  The Soldiers' and Sailors' Civil Relief Act of
          ----------------
1940, as amended.

          Civil Relief Act Interest Shortfall:  With respect to any
          -----------------------------------
Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Civil Relief Act, the amount, if any, by which (a) interest collectible on such Mortgage Loan during the most recently ended calendar month is less than (b) one month's interest on the Stated Principal Balance of such Mortgage Loan, calculated at a rate equal to the sum of the Class A Pass-Through Rate for such Distribution Date, the Servicing Fee Rate and the Premium Percentage.

          Class:  All Certificates bearing the same class designation as set
          -----
forth in Section 5.01 hereof.

          Class A Available Funds Pass-Through Rate:   As of any Distribution
          -----------------------------------------
Date, the per annum rate equal to the percentage equivalent of a fraction, the numerator of which is an amount equal to (i) the aggregate amount of interest due on all of the Mortgage Loans on the related Due Date plus (ii) the Subordination Reduction Amount, if any, for such Distribution Date, minus
(iii) the sum of (a) the Servicing Fee, (b) the Premium Amount and (c) one-twelfth of 0.50% times the Pool Stated Principal Balance, in each case for such Distribution Date, and the denominator of which is equal to (x) the Class A Certificate Principal Balance for such Distribution Date multiplied by (y) the actual number of days elapsed in the related Accrual Period divided by 360.

          Class A Carry-Forward Amount:  As of any Distribution Date, the sum
          ----------------------------
of (a) the amount, if any, by which (i) the Insured Distribution Amount for the immediately preceding Distribution Date exceeded (ii) the amount actually distributed to the Holders of the Class A Certificates on such Distribution Date in respect of such Insured Distribution Amount (including, without limitation, any Insured Payments) and (b) 30 days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A Pass-Through Rate applicable to such Distribution Date. Any Class A Carry-Forward Amount shall be deemed to be allocated first to any related Subordination Deficit and second to any related Class A Interest Distribution Amount.

          Class A Certificate:  Any of the Class A Certificates executed and
          -------------------
authenticated by the Trustee in substantially the form set forth in Exhibits B and E hereto.

          Class A Interest Distribution Amount:  With respect to the Class
          ------------------------------------
A Certificates for any Distribution Date, the sum of (i)(a) the aggregate amount of interest accrued for the related Accrual Period on the Class A Certificate Principal Balance for such Distribution Date at the Class A Pass-Through Rate (based on a 360-day year and the actual number of days elapsed) minus (b) the aggregate related Prepayment Interest Shortfall (to the extent not covered by one-half of the Servicing Fee as provided in Section 4.02 hereof) and Civil Relief Act Interest Shortfall for such Distribution Date and (ii) the portion of any Class A Carry-Forward Amount which relates to a shortfall (other than a Prepayment Interest Shortfall or Civil Relief Act Interest Shortfall) in a distribution of a Class A Interest Distribution Amount in respect of the Class A Certificates, in each case as of such Distribution Date.

          Class A Pass-Through Margin:  A rate equal to 0.35% (35 basis
          ---------------------------
points) per annum until the Pool Stated Principal Balance is less than or equal to 10% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, and, thereafter, a rate equal to 0.70% (70 basis points) per annum.

          Class A Pass-Through Rate:  With respect to any Distribution Date,
          -------------------------
the per annum rate equal to the least of:

         (i)   One-Month LIBOR plus the applicable Class  A Pass-Through
               Margin;

        (ii)   13.00%; and

       (iii) the Class A Available Funds Pass-Through Rate for such Distribution Date.

          Class A Principal Distribution Amount:  With respect to the Class
          -------------------------------------
A Certificates for any Distribution Date, the lesser of:

              (a) the excess of (i) the sum, as of such Distribution Date, of (A) the Available Funds less the Premium Amount for such Distribution Date and (B) any Insured Payment over (ii) the Class A Interest Distribution Amount; and

              (b)   the sum, without duplication, of:

              (i) the portion of any Class A Carry-Forward Amount which relates to a shortfall in a distribution of a Subordination Deficit,

             (ii) all scheduled installments of principal in respect of the Mortgage Loans due during the related Due Period that were received by the Servicer on or before the related Determination Date or as to which the Servicer made an Advance on the related Servicer Advance Date, together with all unscheduled recoveries of principal on the Mortgage Loans received by the Servicer during the related Prepayment Period (not including any amounts that, as to such Distribution Date, would be included in the Amount Held for Future Distribution for such Distribution Date),

            (iii) the Stated Principal Balance of each Mortgage Loan that either was purchased or repurchased, as the case may be, by the Seller, the Depositor or the Servicer during the related Prepayment Period,

             (iv) any Substitution Adjustment Amounts delivered by the Seller during the related Prepayment Period in connection with a substitution of a Mortgage Loan,

              (v) all Liquidation Proceeds collected by the Servicer during the related Prepayment Period (to the extent such Liquidation Proceeds related to principal),

             (vi)   the  amount of any  Subordination Deficit   for such
                    Distribution Date,

            (vii) the proceeds received by the Trustee of any termination of the Trust Fund (to the extent such proceeds are related to principal), and

           (viii) the amount of any Subordination Increase Amount for such Distribution Date;

                                   minus
                                   -----

             (ix) the amount of any Subordination Reduction Amount for such Distribution Date.

          Class A Supplemental Interest Shortfall:  With respect to the Class
          ---------------------------------------
A Certificates for any Distribution Date, the aggregate amount of interest accrued for the related Accrual Period on the Class A Certificate Principal Balance for such Distribution Date at the Class A Supplemental Pass-Through Rate (based on a 360-day year and the actual number of days elapsed).

          Class A Supplemental Pass-Through Rate:  With respect to any
          --------------------------------------
Distribution Date, the per  annum rate equal to the amount,  if any, by which
(i) the lesser of (x) One-Month LIBOR plus the applicable Class A Pass-Through Margin, in each case for such Distribution Date, and (y) 13.00% exceeds (ii) the Class A Pass-Through Rate for such Distribution Date.

          Class B-IO Certificate:  Any one of the Class B-IO Certificates
          ----------------------
executed and authenticated by the Trustee in substantially the form set forth in Exhibits C and E hereto.

          Class B-IO Interest Shortfall:  As to any Distribution Date and the
          -----------------------------
Class B-IO Certificates, the amount, if any, by which the amount of interest distributed to Holders of the Class B-IO Certificates on such Distribution Date is less than the related Class B-IO Optimal Interest Distribution Amount.

          Class B-IO Optimal Interest Distribution Amount:  With respect to
          -----------------------------------------------
any Distribution Date, one month's interest at the Class B-IO Pass-Through Rate for such Distribution Date on the Pool Stated Principal Balance with respect to such Distribution Date.

          Class B-IO Pass-Through Rate:  With respect to any Distribution
          ----------------------------
Date, a per annum rate equal to the amount by which (i) the average of the Mortgage Rates of all Outstanding Mortgage Loans as of such Distribution Date, weighted on the basis of their respective Stated Principal Balances as of such Distribution Date, exceeds (ii) the sum of (a) the Servicing Fee Rate, (b) the Premium Percentage, (c) the Class A Pass-Through Rate and (d) the Class A Supplemental Pass-Through Rate, in each case for such Distribution Date.

          Class R Certificate:  Any one of the Class R Certificates executed
          -------------------
and authenticated by the Trustee in substantially the form set forth in Exhibits D and E hereto.

          Closing Date:  July 31, 1996.
          ------------

          Code:  The Internal Revenue Code of 1986, including any successor
          ----
or amendatory provisions.

          Corporate Trust Office:  The designated office of the Trustee in
          ----------------------
the State of New York where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, New York, New York 10286 (Attn: 12 East - MBS), facsimile (212) 815-5309.

          Cut-off Date:  July 1, 1996.
          ------------

          Cut-off Date Principal Balance:  As to any Mortgage Loan, the
          ------------------------------
unpaid principal balance thereof as of the close of business on June 28, 1996 after application of (i) all payments of principal (x) due prior to the Cut-off Date, whether or not received, or (y) due July 1, 1996 and received prior to June 29, 1996, and (ii) all Principal Prepayments received prior to June 29, 1996, but without giving effect to any installments of principal received in respect of Due Dates after the Cut-off Date.

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

          Deficient Valuation:  With respect to any Mortgage Loan, a
          -------------------
valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates:  As defined in Section 5.08.
          -----------------------

          Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced
          ---------------------
by a Replacement Mortgage Loan.

          Delinquency Test Loan:  A Mortgage Loan more than 59 days
          ---------------------
delinquent in payment of principal and interest as of the Cut-off Date.
          Delinquent:  A Mortgage Loan is "delinquent" if any payment due
          ----------
thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          Denomination:  With respect to each Class A Certificate, the amount
          ------------
set forth on the face thereof as the "Initial Principal Balance of this Certificate". With respect to each Class R Certificate, the Percentage Interest appearing on the face thereof. With respect to each Class B-IO Certificate, the Initial Certificate Notional Principal Amount thereof.

          Depositor:  Greenwich Capital Acceptance, Inc., a Delaware
          ---------
corporation, or its successor in interest.

          Depository:  The initial Depository shall be The Depository Trust
          ----------
Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          Depository Agreement:  With respect to the Class of Book-Entry
          --------------------
Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit O.

          Depository Participant:  A broker, dealer, bank or other financial
          ----------------------
institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date:  With respect to any Distribution Date, the
          ------------------
15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

          Distribution Account:  The separate Eligible Account created and
          --------------------
maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "(Trustee) in trust for registered holders of Greenwich Capital Acceptance, Inc., Mortgage Pass-Through Certificates, Series 1996-CHL1". Funds in the Distribution Account shall be held in trust for the Certificateholders and the Certificate Insurer for the uses and purposes set forth in this Agreement.

          Distribution Date:  The 25th day of each calendar month after the
          -----------------
initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing August 26, 1996.

          Due Date:  With respect to any Distribution Date, the first day of
          --------
the month in which the related Distribution Date occurs.
          Due Period:  With respect to any Distribution Date, the period
          ----------
commencing on the second day of the month immediately prior to the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, commencing on June 29, 1996) and ending on the Due Date in the month in which such Distribution Date occurs.

          Eligible Account:  Any of (i) an account or accounts maintained
          ----------------
with a federal or state chartered depository institution or trust company acceptable to the Certificate Insurer, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein (it being understood that The Bank of New York shall be acceptable to the Certificate Insurer), or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies and the Certificate Insurer. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended.

          ERISA Restricted Certificate:  Any Class B-IO or Class R
          ----------------------------
Certificate.

          Event of Default:  As defined in Section 7.01 hereof.
          ----------------

          Excess Proceeds:  With respect to any Liquidated Loan, any
          ---------------
Liquidation Proceeds that are in excess of the sum of (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the month in which such Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Loan outstanding during each Due Period as to which such interest was not paid or advanced.

          Excess Subordinated Amount:  With respect to any Distribution Date,
          --------------------------
the positive difference, if any, between (a) the Subordinated Amount that would exist on such Distribution Date after taking into account all distributions to be made on such Distribution Date (exclusive of any reductions thereto attributable to Subordination Reduction Amounts on such Distribution Date) and (b) the Required Subordinated Amount for such Distribution Date.

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FIRREA:  The Financial Institutions Reform, Recovery, and
          ------
Enforcement Act of 1989.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Gross Margin:  With respect to each Mortgage Loan, the percentage
          ------------
set forth in the related Mortgage Note to be added to the Index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule.

          Index:  As to each Mortgage Loan and any Adjustment Date related
          -----
thereto, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, as set forth in The Wall Street Journal, or, if the Index ceases to
                        -----------------------
be published in The Wall Street Journal or becomes unavailable for any
                -----------------------
reason, then the Index shall be a new index selected by the Trustee, as holder of the Mortgage Note, based on comparable information, in each case as most recently announced as of a date 45 days prior to such Adjustment Date. The Servicer hereby agrees that should the Index become unavailable, the Servicer, on behalf of the Trustee, will select a new index that is based upon comparable information.

          Initial Adjustment Date:  As to each Mortgage Loan, the first
          -----------------------
Adjustment Date following the origination of such Mortgage Loan.

          Initial Certificate Account Deposit:  An amount equal to the
          -----------------------------------
aggregate of all amounts in respect of (i) principal of the Mortgage Loans due on or after the Cut-off Date and received by the Servicer after June 28, 1996 but before the Closing Date and not applied in computing the Cut-off Date Principal Balance thereof and (ii) interest on the Mortgage Loans due after the Cut-off Date and received by the Servicer before the Closing Date.

          Initial Certificate Notional Principal Amount:  With respect to
          ---------------------------------------------
each Class B-IO Certificate, the amount set forth on the face thereof as the "Initial Notional Principal Amount of this Certificate".

          Initial Mortgage Rate:  As to each Mortgage Loan, the Mortgage Rate
          ---------------------
in effect prior to the Initial Adjustment Date.

          Initial Notional Principal Amount:  An amount equal to
          ---------------------------------
$187,965,310.34.

          Insurance Agreement:  The Insurance Agreement dated as of July 1,
          -------------------
1996 among the Certificate Insurer, the Trustee, the Depositor, the Servicer and the Seller, as such agreement may be amended or supplemented in accordance with the provisions thereof.

          Insurance Policy:  With respect to any Mortgage Loan included in
          ----------------
the Trust Fund, any insurance policy (other than the Certificate Insurance Policy), including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans
          ------------------
pursuant to any Insurance Policy or any other insurance policy covering a Mortgage Loan (other than the Certificate Insurance Policy), to the extent such proceeds are payable to the mortgagee under the Mortgage, the Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses. "Insurance Proceeds" do not include "Insured Payments."

          Insured Distribution Amount:  With respect to any Distribution
          ---------------------------
Date, the sum of (a) the Class A Interest Distribution Amount with respect to such Distribution Date and (b) the Subordination Deficit, if any, as of such Distribution Date.

          Insured Expenses:  Expenses covered by an Insurance Policy or any
          ----------------
other insurance policy with respect to the Mortgage Loans.

          Insured Payment:  The sum of (i) with respect to each Distribution
          ---------------
Date, the Available Funds Shortfall and (ii) any unpaid Preference Amount.

          Interest Determination Date:  With respect to the first Accrual
          ---------------------------
Period, July 29, 1996. With respect to any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          LIBOR Business Day:  Any day on which banks in the City of London,
          ------------------
England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

          Liquidated Loan:  With respect to any Distribution Date, a
          ---------------
defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Servicer has certified (in accordance with Section 3.12) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

          Liquidation Proceeds:  Amounts, including Insurance Proceeds,
          --------------------
received in connection with the partial or complete liquidation of Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances.

          Loan-to-Value Ratio:  The fraction, expressed as a percentage, the
          -------------------
numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Majority in Interest:  As to any Class of Regular Certificates, the
          --------------------
Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Maturity Date:  The eighteenth Distribution Date following the Due
          -------------
Period in which all final payments are expected to be made with respect to the latest maturing Mortgage Loans.

          Maximum Mortgage Rate:  With respect to each Mortgage Loan, the
          ---------------------
maximum rate of interest set forth as such in the related Mortgage Note.

          Minimum Mortgage Rate:  With respect to each Mortgage Loan, the
          ---------------------
minimum rate of interest set forth as such in the related Mortgage Note.

          Monthly Statement:  The statement delivered to the
          -----------------
Certificateholders pursuant to Section 4.05.

          Mortgage:  The mortgage, deed of trust or other instrument creating
          --------
a first lien on or first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in Section 2.01
          -------------
hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans:  Such of the mortgage loans transferred and
          --------------
assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in Section 2.03(b)(v) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

          Mortgage Loan Repurchase Price:  The price, calculated as set forth
          ------------------------------
in Section 9.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 9.01.

          Mortgage Loan Schedule:  The list of Mortgage Loans (as from time
          ----------------------
to time amended by the Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Exhibit F, setting forth the following information with respect to each Mortgage Loan:

              (i)  the loan number;

             (ii)  (Reserved);

            (iii)  the Appraised Value;

             (iv)  the Initial Mortgage Rate;

              (v)  the maturity date;

             (vi)  the original principal balance;

            (vii)  the Cut-off Date Principal Balance;

           (viii)  the first payment date of the Mortgage Loan;

             (ix)  (Reserved);

              (x)  the Loan-to-Value Ratio at origination;

             (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

            (xii) a code indicating whether the residential dwelling is either (a) a detached single family dwelling (b) a condominium unit or
     (c) a two- to four-unit residential property;

          (xiii)  the next Adjustment Date after the Cut-off Date;

           (xiv)  the Maximum Mortgage Rate;

            (xv)  the Minimum Mortgage Rate; and

           (xvi)  the Gross Margin.

Such schedule shall also set forth  the total of the amounts described  under
(vii) above for all of the Mortgage Loans.

          Mortgage Note:  The original executed note or other evidence of
          -------------
indebtedness evidencing  the indebtedness  of  a Mortgagor  under a  Mortgage
Loan.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage
          -------------
Note from time to time.

          Mortgaged Property:  The underlying property securing a Mortgage
          ------------------
Loan.

          Mortgagor:  The obligor on a Mortgage Note.
          ---------

          Net Monthly Excess Cashflow:  For any Distribution Date, the
          ---------------------------
amount, if any, by which (x) the Available Funds for such Distribution Date (less the Premium Amount for such Distribution Date) exceeds (y) the sum of
(i) the Class A Interest Distribution Amount for such Distribution Date and the amount described in clause (b) of the definition of Class A Principal Distribution Amount (calculated for this purpose without regard to any Subordination Increase Amount or portion thereof included therein) and (ii) the Reimbursement Amount, if any, for such Distribution Date.

          Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the
          -----------------
per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

          Nonrecoverable Advance:  Any portion of an Advance previously made
          ----------------------
or proposed to be made by the Servicer that, in the good faith judgment of the Servicer, will not or, in the case of a current delinquency, would not, be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Officer's Certificate:  A certificate (i) signed by the Chairman
          ---------------------
of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or the Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Seller, the Trustee and the Certificate Insurer, as the case may be, as required by this Agreement.

          One-Month LIBOR:  With respect to any Accrual Period, the rate
          ---------------
determined by the Trustee on the related Interest Determination Date on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. On each Interest Determination Date, One-Month LIBOR for the related Accrual Period will be established by the Trustee as follows:

          (i) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

         (ii) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month
               LIBOR for  the related Accrual  Period shall be the  higher of
               (i) One-Month LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

          Opinion of Counsel:  A written opinion of counsel, who may be
          ------------------
counsel for the Depositor, the Servicer or the Certificate Insurer, reasonably acceptable to each addressee of such opinion; provided, however,
                                                         --------  -------
that with respect to Section 6.04 or 10.01, or the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Servicer, (ii) not have any direct financial interest in the Depositor or the Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination:  The purchase of the Mortgage Loans pursuant
          --------------------
to the last sentence of Section 9.01 hereof.

          Original Class A Certificate Principal Balance:  $187,965,310.34.
          ----------------------------------------------

          Original Mortgage Loan:  The mortgage loan refinanced in connection
          ----------------------
with the origination of a Refinancing Mortgage Loan.

          OTS:  The Office of Thrift Supervision.
          ---

          Outstanding:  With respect to the Certificates as of any date of
          -----------
determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan:  As of any Distribution Date, a Mortgage
          -------------------------
Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the beginning of the related Prepayment Period.

          Ownership Interest:  As to any Certificate, any ownership interest
          ------------------
in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Percentage Interest:  As to any Certificate, the percentage
          -------------------
interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being equal (i) in the case of any Class A Certificate, to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class, (ii) in the case of any Class B-IO Certificate, to the percentage obtained by dividing the Initial Certificate Notional Principal Amount of such Certificate by the Initial Notional Principal Amount, or (iii) in the case of any Class R Certificate, to the percentage interest set forth on the face thereof, provided that the aggregate of such percentage interests of the Class R Certificates shall not exceed 100%.

          Periodic Rate Cap:  As to each Mortgage Note, the provision therein
          -----------------
that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than one and one-half percentage points.

          Permitted Investments:  At any time, any one or more of the
          ---------------------
following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency;

        (iii) commercial or finance company paper that is then rated in the highest commercial or finance company paper rating of each Rating Agency;

         (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated in one of the two highest long-term and the highest short-term rating category of each Rating Agency for such securities, it being understood that demand or time deposits of the Trustee are eligible or permitted;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

          (vi) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof that, at the time of such investment, are then rated in the highest rating category of each Rating Agency;

         (vii) units of a taxable money-market portfolio rated P-1 by Moody's and "AAAm" by S&P and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

          (viii) such other investments bearing interest or sold at a discount acceptable to the Certificate Insurer and each Rating Agency as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies;

provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee:  Any person other than (i) the United States,
          --------------------
any State or political subdivision  thereof, or any agency or instrumentality
of  any   of  the  foregoing,   (ii)  a  foreign   government,  International
Organization or  any agency  or instrumentality of  either of  the foregoing,
(iii)  an organization  (except certain  farmers'  cooperatives described  in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, and (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224. The terms "United States," "State" and "International Organization" shall have the
meanings set forth in section  7701 of the Code  or successor provisions.   A
corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Pool Stated Principal Balance:  As to any Distribution Date, the
          -----------------------------
aggregate of the Stated Principal Balances, as of such Distribution Date, of the Mortgage Loans that were Outstanding Mortgage Loans as of such date.

          Preference Amount:  Any amount previously distributed to a Class
          -----------------
A Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

          Preference Claim:  As defined in Section 4.03(f).
          ----------------

          Premium Amount:  Beginning on the second Distribution Date, the
          --------------
product of 1/12 of the Premium Percentage and the Class A Certificate Principal Balance for the related Distribution Date; provided, however, that
                                                     --------  -------
for any Distribution Date on which a Certificate Insurer Default exists, the Premium Amount shall equal zero.

          Premium Percentage:  A per annum rate equal to 0.17%.
          ------------------

          Prepayment Assumption:  A constant rate of prepayment of 22% per
          ---------------------
annum on a pool of new mortgage loans, as further described in the prospectus supplement relating to the Class A Certificates.

          Prepayment Interest Excess:  With respect to any Distribution Date,
          --------------------------
for each Mortgage Loan that was the subject of a Principal Prepayment or that became a Liquidated Loan during the period from the second day through the fifteenth day of the month of such Distribution Date, any payment of interest received in connection therewith (net of any applicable Servicing Fee) representing interest accrued for any portion of such month of receipt.

          Prepayment Interest Shortfall:  With respect to any Distribution
          -----------------------------
Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during the period from the sixteenth day through the last day of the month preceding the month of such Distribution Date (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to
Section 2.02, 2.03, 2.04, 3.12 or 9.01 hereof), the amount,  if any, by which
(i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or liquidation proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such liquidation proceeds.

          Prepayment Period:  As to any Distribution Date, the time period
          -----------------
beginning with the opening of business on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or, with respect to the first Distribution Date, the period from June 29, 1996) and ending on the close of business on the fifteenth day of the month in which such Distribution Date occurs.

          Principal Prepayment:  Any Mortgagor payment or other recovery of
          --------------------
(or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 2.04, 3.12 and 9.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Servicer in accordance with the terms of the related Mortgage Note.

          Principal Remittance Amount:  As of any Distribution Date, the sum,
          ---------------------------
without duplication of the amounts specified in clauses (b)(ii) through (v) and (vii) of the definition of Class A Principal Distribution Amount.

          Private Certificate:  Any Class B-IO or Class R Certificate.
          -------------------

          Prospectus Supplement:  The Prospectus Supplement dated July 25,
          ---------------------
1996 relating to the Class A Certificates.

          PUD:  A Planned Unit Development.
          ---

          Purchase Price:  With respect to any Mortgage Loan (x) required to
          --------------
be repurchased by the Seller or purchased by the Servicer, as applicable, pursuant to Section 2.02, 2.03 or 3.12 hereof or (2) the Depositor pursuant to
Section 2.04 hereof or (y) that the Servicer has a right to purchase pursuant to Section 3.12 hereof, an amount equal to the sum of (i) 100% of the unpaid principal balance (or, if such purchase or repurchase, as the case may be, is effected by the Seller (and the Seller is the Servicer) or by the Servicer, the Stated Principal Balance) of the Mortgage Loan as of the date of such purchase and (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such purchase or repurchase, as the case may be, is effected by the Seller (and the Seller is the Servicer) or by the Servicer, at the Net Mortgage Rate) from (a) the date through which interest was last paid by the Mortgagor (or, if such purchase or repurchase, as the case may be, is effected by the Seller (and the Seller is the Servicer) or by the Servicer, the date through which interest was last advanced by the Servicer) to (b) the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          Rating Agency:  Moody's Investors Service, Inc. ("Moody's"), and
          -------------                                     -------

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). If any such organization or its successor is no longer in
       ---
existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor and approved by the Certificate Insurer, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers (other than the highest short-term rating category of S&P, which is "A-1+").

          Realized Loss:  With respect to each Liquidated Loan, an amount
          -------------
(not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the Liquidation Proceeds, if any, received in connection with such liquidation, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, (a) if the value of the related Mortgaged Property was reduced below the principal balance of the related Mortgage Note, the amount by which the value of the Mortgaged Property was reduced below the principal balance of the related Mortgage Note, (b) if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation plus any reduction in the interest component of the Scheduled Payments. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction, the amount by which the related Scheduled Payment was reduced.

          Record Date:  With respect to any Distribution Date, the close of
          -----------
business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

          Reference Banks:  The Bank of New York, Barclay's Bank PLC, The
          ---------------
Bank of Tokyo and National Westminster Bank PLC; provided that if any of the
                                                 --------
foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or any affiliate thereof, (iii) whose quotations appear on the Reuters Screen LIBO Page on the relevant Interest Determination Date and (iv) which have been designated as such by the Trustee and approved by the Certificate Insurer.

          Refinancing Mortgage Loan:  Any Mortgage Loan originated in
          -------------------------
connection with the refinancing of an existing mortgage loan.

          Regular Certificate:  Any one of the Class A or Class B-IO
          -------------------
Certificates.

          Reimbursement Amount:  As of any Distribution Date, the sum of
          --------------------
(a)(i) all Insured Payments previously paid by the Certificate Insurer and in each case not previously paid to the Certificate Insurer pursuant to Section 4.04(a)(iv) hereof plus (ii) interest (A) accrued on each such Insured Payment not previously paid and (B) calculated at the Class A Pass-Through Rate from the date such Insured Payment was made and (b)(i) any amounts then due and owing to the Certificate Insurer under the Insurance Agreement, as certified to the Trustee by the Certificate Insurer plus (ii) interest on such amounts at the Class A Pass-Through Rate. The Certificate Insurer shall notify the Trustee and the Depositor of the amount of any Reimbursement Amount.

          REMIC:  A "real estate mortgage investment conduit" within the
          -----
meaning of section 860D of the Code.

          REMIC Provisions:  Provisions of the federal income tax law
          ----------------
relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          REO Property:  A Mortgaged Property acquired by the Servicer
          ------------
through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Replacement Mortgage Loan:  A Mortgage Loan substituted by the
          -------------------------
Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit N, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Mortgage Rate no more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan, and have a Minimum Mortgage Rate no more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (iv) be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (v) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity not more than two years greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vii) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate; (viii) provide for a prepayment charge on terms substantially similar to those of the prepayment charge, if any, of the Deleted Mortgage Loan; and (ix) comply with each representation and warranty set forth in Section 2.03 hereof.

          Request for Release:  The Request for Release submitted by the
          -------------------
Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
insurance policy that is required to be maintained from time to time under this Agreement.

          Required Subordinated Amount:  As defined in the Insurance
          ----------------------------
Agreement.

          Reserve Interest Rate:  With respect to any Interest Determination
          ---------------------
Date, the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          Responsible Officer:  When used with respect to the Trustee, any
          -------------------
Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Reuters Screen LIBO Page:  The display designated as page "LIBO"
          ------------------------
on the Reuters Monitor Money Rates Service (or such other page as may replace such LIBO page on that service for the purpose of displaying London interbank offered rates of major banks.

          Scheduled Payment:  The scheduled monthly payment on a Mortgage
          -----------------
Loan due on any Due Date allocable to principal  or interest on such Mortgage
Loan.

          Securities Act:  The Securities Act of 1933, as        amended.
          --------------

          Seller:  Countrywide Home Loans, Inc., a New York corporation, and
          ------
its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Servicer:  Countrywide Home Loans, Inc., a New York corporation,
          --------
and its successors and assigns, in its capacity as servicer hereunder.

          Servicer Advance Date:  As to any Distribution Date, the Business
          ---------------------
Day immediately preceding such Distribution Date.

          Servicing Advances:  All customary, reasonable and necessary "out
          ------------------
of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.10.

          Servicing Fee:  As to each Mortgage Loan and any Distribution Date,
          -------------
an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest that accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

          Servicing Fee Rate:  With respect to each Mortgage Loan, 0.50% per
          ------------------
annum.

          Servicing Officer:  Any officer of the Servicer involved in, or
          -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Single Certificate:  In the case of the Class A Certificates, a
          ------------------
hypothetical Certificate  with a Denomination of $1,000.   In the case of the
Class B-IO Certificates, a hypothetical Certificate with a Denomination of 1%.

          Startup Date:  As defined in Section 2.07 hereof.
          ------------

          Stated Principal Balance:  With respect to any Mortgage Loan (i)
          ------------------------
as of the Cut-off Date and each day thereafter to and including the first Distribution Date, the Cut-off Date Principal Balance thereof, and (ii) as of any Distribution Date after the first Distribution Date, such Cut-off Date Principal Balance minus the sum of (a) the principal portion of the Scheduled Payments (x) due with respect to such Mortgage Loan during each Due Period ending prior to the immediately preceding Distribution Date and (y) that were received by the Servicer as of the close of business on the Determination Date related to such preceding Distribution Date or with respect to which Advances were made on each Servicer Advance Date prior to such preceding Distribution Date, (b) all Principal Prepayments with respect to such Mortgage Loan, and all Liquidation Proceeds to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.12 with respect to such Mortgage Loan, that were received by the Servicer as of the close of business on the Determination Date related to such preceding
Distribution Date, and (c) any Realized Loss with respect thereto applied prior to the close of business on the Determination Date related to such preceding Distribution Date. The Stated Principal Balance of any Mortgage Loan immediately following a given Distribution Date shall be deemed to equal the Stated Principal Balance of such Mortgage Loan as of the immediately following Distribution Date, and, in particular, the Stated Principal Balance of any Mortgage Loan that becomes a Liquidated Loan will be zero immediately following the Distribution Date following the Prepayment Period in which such Mortgage Loan becomes a Liquidated Loan.

          Streamlined Documentation Mortgage Loan:  Any Mortgage Loan
          ---------------------------------------
originated pursuant to the Seller's Streamlined Loan Documentation Program then in effect.

          Subordinated Amount:  As of any Distribution Date, the difference,
          -------------------
if any, between (a) the Pool Stated Principal Balance immediately following such Distribution Date and (b) the Class A Certificate Principal Balance as of such Distribution Date (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date); provided, however,
                                                            --------  -------
that such amount shall not be less than zero.

          Subordination Deficiency Amount:  With respect to any Distribution
          -------------------------------
Date, the amount, if any, by which (a) the Required Subordinated Amount as of such Distribution Date exceeds (b) the Subordinated Amount as of such Distribution Date prior to taking into account the payment of any related Subordination Increase Amounts on such Distribution Date.

          Subordination Deficit:  As of any Distribution Date, the amount,
          ---------------------
if any, by which (a) the Class A Certificate Principal Balance, after taking into account the payment of the Class A Principal Distribution Amount on such date (other than any Insured Payment in respect of principal) exceeds (b) the Pool Stated Principal Balance immediately following such Distribution Date.

          Subordination Increase Amount:  With respect to any Distribution
          -----------------------------
Date, the lesser of (a) the Subordination Deficiency Amount as of such Distribution Date (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date (other than clause
(viii) thereof)) and (b) the amount of Net Monthly Excess Cashflow on such Distribution Date.

          Subordination Reduction Amount:  With respect to any Distribution
          ------------------------------
Date, an amount equal to the lesser of (a) the Excess Subordinated Amount for such Distribution Date and (b) the Principal Remittance Amount with respect to such Distribution Date.

          Substitution Adjustment Amount:  The meaning ascribed to such term
          ------------------------------
pursuant to Section 2.03(c).

          Tax Matters Person:  The person designated as "tax matters person"
          ------------------
in  the manner  provided under  Treasury  regulation Section 1.860F-4(d)  and
temporary  Treasury regulation  Section 301.6231(a)(7)-1T.   Initially,  this
person shall be the Trustee.

          Tax Matters Person Class R Certificate:  A Class R Certificate with
          --------------------------------------
a Percentage Interest of 0.001%.

          Transfer:  Any direct or indirect transfer or sale of any Ownership
          --------
Interest in a Certificate.

          Trigger Event:  The event described in clause (a) of the definition
          -------------
of "Trigger Event" in the Insurance Agreement.

          Trust Fund:  The corpus of the trust created hereunder consisting
          ----------
of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof, exclusive of interest not required to be deposited in the Certificate Account pursuant to Section 3.05(b)(ii); (ii) the Certificate Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loan; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trustee:  The Bank of New York, a New York banking corporation, not
          -------
in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

          2/28 Mortgage Loan:  A Mortgage Loan having a Mortgage Rate that
          ------------------
is fixed for 24 months after origination thereof before such Mortgage Rate becomes subject to adjustment.

          Unpaid Class A Supplemental Interest Shortfall:  As to any
          ----------------------------------------------
Distribution Date and the Class A Certificates, the sum of (i) the amount, if any, by which the aggregate of the Class A Supplemental Interest Shortfalls for prior Distribution Dates is in excess of the aggregate of the amounts distributed on prior Distribution Dates to Holders of the Class A Certificates in respect of Unpaid Class A Supplemental Interest Shortfalls pursuant to the priorities set forth in Section 4.04 hereof and (ii) accrued interest at the Class A Pass-Through Rate on the amount in clause (i).

          Unpaid Class B-IO Interest Shortfall:  As to any Distribution Date
          ------------------------------------
and the Class B-IO Certificates, the amount, if any, by which the aggregate of the Class B-IO Interest Shortfalls for prior Distribution Dates is in excess of the aggregate of the amounts distributed on prior Distribution Dates to Holders of the Class B-IO Certificates in respect of Unpaid Class B-IO Interest Shortfalls pursuant to the priorities set forth in Section 4.04 hereof.

          Voting Rights:  The portion of the voting rights of all of the
          -------------
Certificates that is allocated to any Certificate. As of any date of determination, (i) Holders of the Class B-IO Certificates shall be entitled to a percentage of all of the Voting Rights equal to the amount by which
(a) the fraction (expressed as a percentage) whose numerator is the Required Subordination Amount on such date and whose denominator is the Pool Stated Principal Balance on such date exceeds (b) 1%, (ii) Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights and
(iii) Holders of the Class A Certificates shall be entitled to all of the Voting Rights not allocated to Holders of the Class B-IO and Class R Certificates. As of any date of determination, Voting Rights allocated to Holders of the Class A Certificates shall be allocated among such Holders in proportion to the Certificate Principal Balances of their respective Certificates on such date, and Voting Rights allocated to Holders of the Class B-IO and Class R Certificates shall be allocated among the Certificates of each such Class in accordance with the respective Percentage Interests represented by such Certificates on such date.

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Conveyance of Mortgage Loans.
                         ----------------------------

          The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after June 28, 1996 (to the extent not applied in computing the Cut-off Date Principal Balance thereof) or deposited into the Certificate Account by the Seller as an Initial Certificate Account Deposit as provided in this Agreement, other than interest accruing on the Mortgage Loans prior to the Cut-off Date. The Seller confirms that, concurrently with such transfer and assignment, it has deposited into the Certificate Account the Initial Certificate Account Deposit.

          The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

     The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders and the Certificate Insurer, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

          In connection with any such transfer and assignment, the Depositor has delivered to, and deposited with, the Trustee for the benefit of the Certificateholders, the Certificate Insurance Policy, and for the benefit of the Certificateholders and the Certificate Insurer, the following documents or instruments with respect to each Mortgage Loan so assigned:

                    (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of ________________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

                   (ii)  the original recorded Mortgage;

                  (iii) a duly executed assignment of the Mortgage to "The Bank of New York C.T.-M.B.S., a New

          York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1996, Greenwich Capital Acceptance, Inc., Series 1996-CHL1, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

                   (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

                    (v)    the   original  or  copies  of   each  assumption,
          modification, written assurance or  substitution agreement, if any;
          and

                   (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

          In the event that in connection with any Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) concurrently with the execution and delivery hereof, the Seller shall deliver or cause to be delivered to the Trustee a true copy of such Mortgage and of each such undelivered interim assignment of the Mortgage each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage
submitted for recording.   The Seller shall  promptly deliver or cause  to be
delivered to the Trustee such original Mortgage and such assignment or assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery be made later than 365 days following the Closing Date; provided,
                                                                 --------
however, in the event that by such date the Seller is unable to deliver or
- -------
cause to be delivered each Mortgage and each interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller shall deliver or cause to be delivered such documents to the Trustee as promptly as possible upon receipt thereof. If the public recording office in which a Mortgage or interim assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall satisfy the Seller's obligations in this Section 2.01. If any document submitted for recording pursuant to this Agreement is (a) lost prior to recording, the Seller shall immediately prepare or cause to be prepared a substitute and submit it for recording, and shall deliver copies and originals thereof in accordance with the foregoing or (b) lost after recording, the Seller shall deliver to the Trustee a copy of such document certified by the applicable public recording office to be a true and complete copy of the original recorded document. The Seller shall promptly forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Servicer to the Trustee within the time periods specified in this Section 2.01.

          With respect to each Mortgage Loan as to which the related Mortgaged Property and Mortgage File are located in (a) the State of California or (b) any other jurisdiction under the laws of which the recordation of the assignment specified in clause (iii) above is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan, as evidenced by an Opinion of Counsel, delivered by the Seller to the Trustee, in lieu of recording the assignment specified in clause (iii) above, the Seller may deliver an unrecorded assignment in blank, in form otherwise suitable for recording to the Trustee; provided that if the related Mortgage has not been returned from the applicable public recording office, such assignment, or any copy thereof, of the Mortgage may exclude the information to be provided by the recording office. As to any Mortgage Loan, the procedures of the preceding sentence shall be applicable only so long as the related Mortgage File is maintained in the possession of the Trustee in the State or jurisdiction described in such sentence. In the event that (i) the Seller, the Depositor, the Certificate Insurer or the Servicer gives written notice to the Trustee that recording is required to protect the right, title and interest of the Trustee in and to any Mortgage Loan, (ii) a court recharacterizes the sale of the Mortgage Loans as a financing, or (iii) as a result of any change in or amendment to the laws of the State or jurisdiction described in the first sentence of this paragraph or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Trustee shall complete the assignment in the manner specified in clause
(iii) of the second paragraph of this Section 2.01 and the Seller shall submit or cause to be submitted for recording as specified above or, should the Seller fail to perform such obligations, the Trustee shall cause the Servicer, at the Servicer's expense, to cause each such previously unrecorded assignment to be submitted for recording as specified above. In the event a Mortgage File is released to the Servicer as a result of the Servicer's having completed a Request for Release in the form of Exhibit M, the Trustee shall complete the assignment of the related Mortgage in the manner specified in clause (iii) of the second paragraph of this Section 2.01.

          So long as the Trustee maintains an office in the State of California, the Trustee shall not remove or attempt to remove from the State of California any of the Mortgage Files as to which the related Mortgaged Property is located in such State. In the event that the Seller fails to record an assignment of a Mortgage Loan as herein provided within 90 days of notice of an event set forth in clause (i), (ii) or (iii) of the above paragraph, the Servicer shall prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records office. The Seller hereby appoints the Servicer (and any successor servicer hereunder) as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Seller shall deposit or cause to be deposited in the Certificate Account the amount required to be deposited therein with respect to such payment pursuant to Section 3.05 hereof.

          SECTION 2.02.  Acceptance by Trustee of the Mortgage Loans.
                         -------------------------------------------

          The Trustee acknowledges receipt, subject to the limitations contained in and any exceptions noted in the Initial Certification in the form annexed hereto as Exhibit G and in the list of exceptions attached thereto, of the documents referred to in clauses (i) and (iii) of Section
2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Servicer, the Seller and the Certificate Insurer an Initial Certification in the form annexed hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), the documents described in Section 2.01(i) and (iii) with respect to such Mortgage Loan are in its possession, and based on its review and examination and only as to the foregoing documents, such documents appear
regular  on their face  and relate to such Mortgage Loan.   The Trustee agrees
to execute and deliver within 30 days after the Closing Date to the Depositor, the Servicer, the Seller and the Certificate Insurer an Interim Certification in the form annexed hereto as Exhibit G-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession (except those described in Section
2.01(v)) and based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and relate to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi), (viii), (xiii), (xiv), (xv) and (xvi) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. The Trustee shall be under no duty or obligation to inspect, review or examine such documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor, the Servicer, the Seller and the Certificate Insurer (and to any Certificateholder that so requests) a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          In connection with the Trustee's completion and delivery of such Final Certification, the Trustee shall review each Mortgage File to determine that it contains the following documents:

                    (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of _________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

                   (ii)  the original recorded Mortgage;

                  (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01;

                   (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

                    (v)  the   original  or   copies   of  each   assumption,
          modification, written  assurance or substitution agreement, if any;
          and

                   (vi) the original or duplicate original lender's title policy and all riders thereto or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

          If, in the course of such review, the Trustee finds any document or documents constituting a part of such Mortgage File that do not meet the requirements of clauses (i)-(iv) and (vi) above, the Trustee shall include such exceptions in such Final Certification. If the public recording office in which a Mortgage or assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and
complete  by  such   recording  office,  shall  be  deemed   to  satisfy  the
requirements of clause (ii), (iii) or (iv) above, as applicable. The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) if the time to cure such defect expires prior to the end of the second anniversary of the Closing Date, substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided,
                                                               --------
however, that any such substitution pursuant to (a) above or repurchase
- -------
pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution will be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment as the Seller has prepared, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto. The Trustee shall notify the Certificate Insurer if the Seller fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File that come into the possession of the Seller from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01(i)-(iv) and (vi) above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor, the Certificate Insurer and any Certificateholder against the Seller.

          SECTION 2.03.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
Servicer and the Seller.
- -----------------------

          (a) The Servicer hereby represents and warrants to the Depositor, the Trustee and the Certificate Insurer as follows, as of the date hereof:

               (i) The Servicer is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) The Servicer has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against
     the Servicer in accordance  with   its   terms,  except   that  (a)   the
     enforceability  hereof   may  be  limited  by   bankruptcy,  insolvency,
     moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) The execution and delivery of this Agreement by the Servicer, the sale and servicing of the Mortgage Loans by the Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Servicer's ability to perform or meet any of its obligations under this Agreement.

               (iv) The Servicer is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

               (v) No litigation is pending or, to the best of the Servicer's knowledge, threatened, against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to sell or service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Servicer has obtained the same.

               (vii) The Servicer intends to treat the transfer of the Mortgage Loans to the Depositor as a sale of the Mortgage Loans for all tax, accounting and regulatory purposes.

          (b) The Seller hereby represents and warrants to the Depositor, the Trustee for the benefit of the Certificateholders, and the Certificate Insurer that as of the Cut-off Date (or such other dates, if any, as are specifically set forth in such representations and warranties):

               (i) The information set forth on Exhibit F hereto with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

               (ii) No Mortgage Loan is more than 60 days delinquent in payment of principal and interest.

               (iii)  No  Mortgage   Loan  had  a   Loan-to-Value  Ratio   at
     origination in excess of 97.5%.

               (iv) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non-delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

               (v) Immediately prior to the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

               (vi) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien against any Mortgaged Property.

               (vii) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

               (viii) To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property that are or may be a lien prior to, or equal with, the lien of such Mortgage, except those that are insured against by the title insurance policy referred to in item (xii) below.

               (ix) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in good repair.

               (x) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

               (xi)  As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument that has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification (except as expressly permitted above) or satisfaction with respect thereto.

               (xii) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph
     (iv) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy.

               (xiii) Each Mortgage Loan was originated by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

               (xiv) To the best of the Seller's knowledge, all of the improvements that were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xv) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

               (xvi) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (xvii) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

               (xviii) The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (xix) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xx) Each Mortgage Note and each Mortgage is in substantially one of the forms attached hereto as Exhibit P.

               (xxi) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

               (xxii) The origination, underwriting and collection practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

               (xxiii) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

               (xxiv) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (xxv) Each Mortgage Loan contains a customary "due on sale" clause.

               (xxvi) Approximately 3.12% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by two- to four-family dwellings. Approximately 2.57% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by condominium units. Approximately 83.81% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) are secured by detached one-family dwellings.

               (xxvii) No Mortgage Loan had a principal balance in excess of $618,750 at origination.

               (xxviii) Each Mortgage Loan was originated on or after September 1, 1995; each Mortgage Loan other than a 2/28 Mortgage Loan had an initial Adjustment Date no later than December 1997; each 2/28 Mortgage Loan had an initial Adjustment Date no later than August 1998.

               (xxix) Approximately 32.98% of the Mortgage Loans (measured by the Cut-off Date Principal Balance) provide for a prepayment penalty.

               (xxx)  No  Mortgage   Loan  provides   for  primary   mortgage
     insurance.

               (xxxi)  On the basis of representations made by the Mortgagors in their loan applications, no more than 5.35% of the Mortgage Loans are secured by investor properties, and at least 93.26% of the owner-occupied Mortgage Loans are secured by owner-occupied Mortgaged Properties that are primary residences (in each case measured by the Cut-off Date Principal Balance).

               (xxxii) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the
     Mortgagor and/or  the mortgagee  from becoming  a  co-insurer.   If the
     Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit.
     All such individual insurance policies and all flood policies referred to in item (xxxiii) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (xxxiii) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

               (xxxiv) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

               (xxxv) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

               (xxxvi) Each Mortgaged Property is improved by a one- to four-family residential dwelling, including condominium units and dwelling units in PUDs, that, to the best of the Seller's knowledge, does not include cooperatives or mobile homes and does not constitute other than real property under state law.

               (xxxvii)  Each  Mortgage  Loan  is   being  serviced  by   the
     Servicer.

               (xxxviii) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

               (xxxix) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day that precedes by one month the Due Date of the first installment of principal and interest, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

               (xl) Each Mortgage Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines for B and C quality mortgage loans.

               (xli) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

               (xlii) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan, and no Mortgage Loan is subject to a buydown or similar arrangement.

               (xliii) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date ranged from 6.00% per annum to 14.625% per annum, and the weighted average Mortgage Rate as of the Cut-off Date was 9.45% per annum.

               (xliv) The Mortgage Loans were selected from among the outstanding one- to four-family mortgage loans in the Servicer's portfolio at the Closing Date as to which the representations and warranties made as to the Mortgage Loans set forth in this Section 2.03(b) can be made. Such selection was not made in a manner that would adversely affect the interests of Certificateholders.

               (xlv) The Gross Margins on the Mortgage Loans range from 4.50% to 9.375%, and the weighted average Gross Margin was approximately 6.35%.

               (xlvi) Each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

               (xlvii)    The   Mortgage  Loans,  individually  and   in  the
     aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

               (xlviii) With respect to the Seller's underwriting risk categories, 25.79%, 37.40%, 23.22%, 9.40% and 4.19% of the Mortgage
     Loans constitute "Premier", A-, B, C and C- Mortgage Loans (in each case as defined in the Seller's underwriting guidelines), in each case measured by the Cut-off Date Principal Balance and based on the Seller's risk gradings in effect as of July 1, 1996.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(a) or (b) that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties and the
Certificate  Insurer.    Each  of  the  Servicer  and  the  Seller  (each,  a
"Representing Party") hereby covenants with respect to the representations and warranties set forth in Sections 2.03(a) and (b), respectively, that within 90 days of the earlier of the discovery by such Representing Party or receipt of written notice by such Representing Party from any party or the Certificate Insurer of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided,
                                                                      --------
however, that any such substitution pursuant to (i) above or repurchase
- -------
pursuant to (ii) above shall not be effected prior to the delivery to the Trustee and the Certificate Insurer of the Opinion of Counsel required by
Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee and the Certificate Insurer of a Request for Release substantially in the form of
Exhibit N.   Any Representing Party  liable for a  breach under this  Section
2.03 shall promptly reimburse the Servicer, the Trustee and the Certificate Insurer for any expenses reasonably incurred by the Servicer, the Trustee or the Certificate Insurer in respect of enforcing the remedies for such breach. To enable the Servicer to amend the Mortgage Loan Schedule, any Representing Party liable for a breach under this Section 2.03 shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Servicer whether such Representing Party intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties described in this Section that are made to the best of the Representing Party's knowledge, if it is discovered by any of the Depositor, the Servicer, the Seller, the Trustee or the Certificate Insurer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Representing Party's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Replacement Mortgage Loan or Loans, the Representing Party delivering such Replacement Mortgage Loan shall deliver to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, the related Mortgage Note, Mortgage and assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section
2.01.   No  substitution  will  be  made in  any  calendar  month  after  the
Determination  Date for such  month.   Monthly payments  due with  respect to
Replacement Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Representing Party delivering such Replacement Loan on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such
Deleted Mortgage Loan.   The Servicer shall amend the Mortgage Loan Schedule
for the benefit of the Certificateholders and the Certificate Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Representing Party delivering such Replacement Mortgage Loan shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release to the Representing Party the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and the Certificate
Insurer and shall execute and deliver at the Servicer's direction such instruments of transfer or assignment as have been prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Representing Party, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this
Section 2.03.

          For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance (after application of the scheduled principal portion of the monthly payments due in the month of substitution) of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the "Substitution Adjustment Amount") shall be deposited into the Certificate Account by the Representing Party delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that a Representing Party shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.08 on the Determination Date for the Distribution Date in the month following the month during which such Representing Party became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders and the Certificate Insurer to such Representing Party, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by such Representing Party, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and the Certificate Insurer and transfer the Trustee's interest to such Representing Party to any Mortgage Loan
purchased pursuant  to this Section 2.03.   It is understood  and  agreed that
the obligation under this Agreement of any Representing Party to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Representing Party respecting such breach available to Certificateholders, the Depositor, the Trustee or the Certificate Insurer on their behalf.

          (d) The representations and warranties set forth in Section 2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

          SECTION 2.04.  Representations and Warranties of the Depositor.
                         -----------------------------------------------

          The Depositor hereby represents and warrants to the Servicer, the Trustee and the Certificate Insurer as follows, as of the date hereof:

               (i) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

               (ii) The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

               (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or
     (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

               (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

          The Depositor hereby represents and warrants to the Trustee and the Certificate Insurer with respect to each Mortgage Loan as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          It is understood and agreed that the representations and warranties set forth in the two immediately preceding paragraphs shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties set forth in the immediately preceding paragraph (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders or the Certificate Insurer, the party discovering such breach shall give prompt written notice to the others and to the Certificate Insurer and to each
Rating Agency. The Depositor hereby covenants with respect to the representations and warranties made by it in this Section 2.04 that within 90 days of the earlier of the discovery it or receipt of written notice by it from any party or the Certificate Insurer of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall repurchase or replace the affected Mortgage Loan or Loans in accordance with the procedure set forth in Section 2.03(c).

          SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
                         -------------------------------------------------
Substitutions and Repurchases.
- -----------------------------

          (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02, 2.03 or 2.04 shall be made unless the Representing Party making such repurchase or substitution delivers to the Trustee and the Certificate Insurer an Opinion of Counsel, addressed to the Trustee and the Certificate Insurer, to the effect that such repurchase or substitution would not
(i) result in the imposition of the tax on "prohibited transactions" of the Trust Fund or contributions after the Startup Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02, 2.03 or 2.04) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee and the Certificate Insurer of an Opinion of Counsel to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

          (b) Upon discovery by the Depositor, the Seller, the Servicer, the Trustee or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section
2.03(b) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section
2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          SECTION 2.06.  Authentication and Delivery of Certificates.
                         -------------------------------------------

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and the Certificate Insurer and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates and the Certificate Insurer may be adequately and effectively protected.

          SECTION 2.07.  Designations Under the REMIC Provisions.
                         ---------------------------------------

          (a) The Closing Date shall be the "Startup Day" of the Trust Fund for purposes of the REMIC Provisions.
          (b) The Regular Certificates are hereby designated as "regular interests," and the Class R Certificates are hereby designated as the single class of "residual interest," in the Trust Fund.

          (c) The Trustee is hereby designated as "tax matters person" with respect to the Trust Fund as defined in the REMIC Provisions, and in connection therewith shall hold the Tax Matters Person Class R Certificate.

          SECTION 2.08.  Covenants of the Servicer.
                         -------------------------

          The Servicer  hereby covenants to  the Depositor, the   Trustee and
the Certificate Insurer as follows:

               (a)   the  Servicer shall  comply  in the  performance of  its
     obligations  under  this   Agreement  with  all  reasonable   rules  and
     requirements of the insurer under each Required Insurance Policy; and

               (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Trustee or the Certificate Insurer and prepared by the Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

          SECTION 3.01.  Servicer to Service Mortgage Loans.
                         ----------------------------------

          For and on behalf of the Certificateholders and the Certificate Insurer, the Servicer shall service and administer the Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the Mortgaged Properties are located. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any
Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) subject to Section 3.12(a), to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders and the Certificate Insurer in any Mortgage Loan or the rights and interests of the Depositor, the Trustee, the Certificate Insurer and the Certificateholders under this Agreement. The Servicer shall represent and protect the interest of the Trust Fund in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, but in any case not in any manner that is a lesser standard than that provided in the first sentence of this Section 3.01.
Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders and the Certificate Insurer. The Servicer shall prepare and deliver to the Depositor, the Certificate Insurer and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the
Mortgage Loans.   Upon receipt  of such documents,  the Depositor and/or  the
Trustee shall execute such documents and deliver them to the Servicer.

          In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. All costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          The Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer by the Closing Date.

          SECTION 3.02.  Subservicing; Enforcement of the Obligations of
                         -----------------------------------------------
Servicer.
- --------

          (a) The Servicer may, subject to the prior approval of the Certificate Insurer (after the Certificate Insurer consults with the Class R
Certificateholders), arrange for the subservicing of   any Mortgage Loan by a
subservicer pursuant to a subservicing agreement; provided, however, that
                                                  --------  -------
such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a subservicer or reference to actions taken through a Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee, the Certificate Insurer and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every subservicing agreement entered into by the Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

          (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Servicer.

          SECTION 3.03.  Rights of the Depositor, the Trustee and the
                         --------------------------------------------
Certificate Insurer in Respect of the Servicer.
- ----------------------------------------------

          None of the Trustee, the Depositor or the Certificate Insurer shall have any responsibility or liability for any action or failure to act by the Servicer, and none of them is obligated to supervise the performance of the Servicer hereunder or otherwise.

          SECTION 3.04.  Trustee to Act as Servicer.
                         --------------------------

          In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its designee approved by the Certificate Insurer (after the Certificate Insurer consults with the Class R Certificateholders) (which approval shall not be unreasonably withheld) shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Servicer pursuant to Section 3.10 hereof or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Servicer pursuant to
Section 2.03 or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03 or the first paragraph of
Section 6.02 hereof). If the Servicer shall for any reason no longer be the servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) may, at its option, succeed to any rights and obligations of the Servicer under any subservicing agreement in accordance with the terms thereof; provided, however, that the Trustee
                                     --------  -------
(or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession.

          The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

          SECTION 3.05.  Collection of Mortgage Loan Payments; Certificate
                         -------------------------------------------------
Account; Distribution Account.
- -----------------------------

          (a) The Servicer shall make reasonable efforts in accordance with customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days. In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Trustee shall establish and initially maintain, on behalf of the Certificateholders and the Certificate Insurer, the Certificate Account. The Servicer shall deposit into the Certificate Account daily, within two Business Days of receipt thereof, in immediately available funds, the following payments and collections received or made by it after June 28, 1996 (to the extent not applied in computing the Cut-off Date Principal Balance thereof):

                    (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                   (ii) (a) all payments on account of interest on the Mortgage Loans net of the related Servicing Fee permitted under
          Section 3.15, other than interest accruing on the Mortgage Loans prior to the Cut-off Date, and (b) the Initial Certificate Account Deposit;

                  (iii) all Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures;

                   (iv) all payments in respect of Prepayment Interest Shortfalls made by the Servicer pursuant to Section 4.02;

                    (v) any amount required to be deposited by the Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments;

                   (vi) any amounts required to be deposited by the Servicer pursuant to Section 3.10 hereof;

                  (vii)  the Substitution Adjustment Amount; and

                 (viii)   all  Advances  made  by the  Servicer  pursuant  to
          Section 4.01.

          The foregoing requirements for remittance by the Servicer into the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Servicer. In the event that the Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw or direct the Trustee, or such other institution maintaining the Certificate Account, to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee, or such other institution maintaining the Certificate Account, that describes the amounts deposited in error in the Certificate Account. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders and the Certificate Insurer until withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders and the Certificate Insurer, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount withdrawn by the Trustee pursuant to the second paragraph of Section 3.08(a);

              (ii) any amount required to be deposited by the Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments; and

            (iii)  any Insured Payment made by the Certificate Insurer.

          The foregoing requirements for remittance by the Servicer and deposit by the Trustee into the Distribution Account shall be exclusive. In the event that the Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a written notice to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders and the Certificate Insurer until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

          (d)  (Reserved.)

          (e) Each institution that maintains the Certificate Account or the Distribution Account shall invest the funds in each such account, as directed by the Servicer, in Permitted Investments, which shall mature not later than
(i) in the case of the Certificate Account, the Business Day preceding the related Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such Account, then such Permitted Investment shall mature not later than such Distribution Date) and
(ii) in the case of the Distribution Account, the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders and the Certificate Insurer. All income and gain net of any losses realized from any such investment shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of any such investments shall be deposited by the Servicer, or the Trustee upon receipt from the Servicer, in the Certificate Account or the Distribution Account, as applicable, out of the Servicer's own funds immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.05.

          (f) The Trustee shall give notice to the Servicer, the Seller, the Certificate Insurer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account or the Distribution Account prior to any change thereof.

          SECTION 3.06.  Collection of Taxes, Assessments and Similar Items;
                         ---------------------------------------------------
Escrow Accounts.
- ---------------

          To the extent required by the related Mortgage Note, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account")
                                                             --------------
and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          SECTION 3.07.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Mortgage Loans.
- ----------------------------

          The Servicer shall afford the Depositor, the Trustee and the Certificate Insurer reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance policies and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

          Upon reasonable advance notice in writing if required by federal regulation, the Servicer will provide to each Certificateholder that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided, that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

          SECTION 3.08.  Permitted Withdrawals from the Certificate Account
                         --------------------------------------------------
and Distribution Account.
- ------------------------

          (a) The Servicer (or the Depositor or the Seller, as applicable, in the case of clauses (vi) and (vii) below) may from time to time, direct the Trustee to make withdrawals from the Certificate Account, and such institution shall make such withdrawals therefrom, for the following purposes:

                    (i) to pay to the Servicer (to the extent not previously paid to or withheld by the Servicer), as servicing compensation in accordance with Section 3.15, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.15;

                   (ii) to reimburse the Servicer for Advances made by it with respect to the Mortgage Loans, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

                  (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

                   (iv) to reimburse the Servicer from Insurance Proceeds for Insured Expenses covered by any Insurance Policy;

                    (v) to pay the Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances, the Servicer's right to reimbursement of Servicing Advances pursuant to this subclause (v) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06;

                   (vi) to pay to the Seller, the Depositor or the Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to
          Section 2.02, 2.03 or 3.12, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

                  (vii) to reimburse the Seller, the Servicer or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Certificates and reimbursable pursuant to
          Section 6.03 hereof;

                (viii) to withdraw pursuant to Section 3.05 any amount deposited in the Certificate Account and not required to be deposited therein; and

                  (ix) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          In addition, no later than 1:00 p.m. Pacific Time on the Servicer Advance Date, the Trustee shall withdraw from the Certificate Account the amount of Available Funds, to the extent on deposit, and the Trustee shall deposit such amount in the Distribution Account.

          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to subclauses (i), (ii),
(iv), (v) and (vi) above.

          (b) The Trustee shall withdraw funds from the Distribution Account for distribution to the Certificate Insurer and the Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i)    to  pay  to  the  Servicer,   as  additional  servicing
          compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

              (ii) to withdraw pursuant to Section 3.05 any amount deposited in the Distribution Account and not required to be deposited therein; and

             (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          SECTION 3.09.  (Reserved.)

          SECTION 3.10.  Maintenance of Hazard Insurance.
                         -------------------------------

          The Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the related Mortgagor and/or mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard
mortgagee clause.   The Servicer shall also  cause  flood insurance  to  be
maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to Section 3.05 hereof, any amounts collected by the Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing
procedures) shall be deposited in the Certificate Account.   Any cost incurred
by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by
Section 3.08 hereof.   It is understood and agreed that no earthquake or other
additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall
require such additional insurance.   If the Mortgaged Property is  located at
the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the lesser of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements that are part of such Mortgaged Property, or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

          In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.10, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10, and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket
policy because of such deductible clause.   In connection with its activities
as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Depositor and the Trustee for the benefit of the Certificateholders and the Certificate Insurer, claims under any such blanket policy.

          SECTION 3.11.  Enforcement of Due-On-Sale Clauses; Assumption
                         ----------------------------------------------
Agreements.
- ----------

          (a) Except as otherwise provided in this Section 3.11(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.11(a) by reason of any transfer or assumption that the Servicer reasonably believes it is restricted by law from preventing.

          (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment, the Maximum Rate, the Minimum Rate, the Gross Margin, the Periodic Rate Cap, the Adjustment Date and any other term affecting the amount or timing of payment on the Mortgage Loan) may be
changed.   In addition, the  substitute Mortgagor and the  Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

          SECTION 3.12.  Realization Upon Defaulted Mortgage Loans;
                         ------------------------------------------
Determination of Excess Proceeds and Realized Losses; Repurchase
- ----------------------------------------------------------------
of Certain Mortgage Loans.
- -------------------------

          (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own
- --------  -------
funds in connection  with any foreclosure  or towards the restoration  of any
property  unless  it  shall  determine   (i)  that  such  restoration  and/or
foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.08 hereof). With respect to any Delinquency Test Loan, the Servicer shall not commence any foreclosure proceeding or accept any deed in lieu of foreclosure unless it first obtains an Opinion of Counsel to the effect that any property that the Trust Fund could acquire in respect of such Delinquency Test Loan from such action either (i) would qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) would not cause the Trust Fund to be disqualified as a REMIC. If the Servicer is unable to obtain such Opinion of Counsel, the Servicer shall so notify the Seller, and the Seller shall repurchase such Delinquency Test Loan from the Trustee on the Distribution Date in the month following the month of
such notice for an amount equal to the Purchase Price.   The Servicer shall be
responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement
             --------  -------
thereof from the proceeds of liquidation of the related Mortgaged Property, as
contemplated in  Section 3.08 hereof.   If the Servicer has  knowledge that a
Mortgaged Property that the Servicer is contemplating acquiring in foreclosure
or by deed-in-lieu of foreclosure  is   located within a one-mile radius of any
site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks
and only take  action  in   accordance  with  its  established  environmental
review procedures; provided, however, that the Servicer shall not commence foreclosure proceedings or accept a deed-in-lieu of foreclosure for such Mortgaged Property without obtaining the prior consent of the Certificate Insurer. The Servicer shall not be liable to the Trust Fund, the Trustee, the Certificate Insurer, the Depositor or any Certificateholder under this
Section 3.12 for any losses to the Trust Fund or such Persons to the extent that the Servicer acts, or refrains from acting, at the direction of the Certificate Insurer.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, or its nominee, on behalf of the Certificateholders and the Certificate Insurer. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Servicer and the Certificateholders and the Certificate Insurer for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee and the Certificate Insurer a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request more than 60 days prior to the day on which such two-year period would otherwise expire, an extension of the two-year grace period unless the Trustee shall have been supplied with an Opinion of Counsel (such Opinion not to be an expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

          The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Servicer as provided above, shall be deposited in the Certificate Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Proceeds shall be retained by the Servicer as additional servicing compensation.

          The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 3.08(a)(v) or this Section 3.12; second, to reimburse the Servicer for any unreimbursed Advances, pursuant to Section 3.08(a)(ii) or this Section 3.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

          (b) On each Determination Date, the Servicer shall determine the respective aggregate amounts of Excess Proceeds and Realized Losses, if any, that occurred in the related Prepayment Period.

          (c) The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee and the Certificate Insurer) to purchase for its own account from the Trust Fund any Mortgage Loan that is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be delivered to the Trustee for deposit in the Certificate Account and the Trustee, upon receipt of such deposit and a Request for Release from the Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          SECTION 3.13.  Trustee to Cooperate; Release of Mortgage Files.
                         -----------------------------------------------

          Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will promptly notify the Trustee by delivering a Request for Release substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Servicer, and the Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument
of  satisfaction  or  deed  of   reconveyance  shall  be  chargeable  to  the
Certificate Account, the Distribution Account or the related subservicing account. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Trustee shall deliver the Request for Release to the Servicer.

          If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Notwithstanding the foregoing, the Servicer shall cause possession of any Mortgage File or of the documents therein that shall have been released by the Trustee to be returned to the Trustee within 21 calendar days after possession thereof shall have been released by the Trustee unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account, and the Servicer shall have delivered to the Trustee a Request for Release in the form of Exhibit N or (ii) the Mortgage File or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the Servicer shall have delivered to the Trustee an Officer's Certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage File or the documents therein were delivered and the purpose or purposes of such delivery.

          SECTION 3.14.  Documents, Records and Funds in Possession of
                         ---------------------------------------------

Servicer to be Held for the Trustee.
- -----------------------------------

          Notwithstanding  any  other  provisions   of  this  Agreement,  the
Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or that otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the
Trustee,  subject to  the  applicable provisions  of this Agreement.   The
Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account or Distribution Account or in any Escrow Account (as defined in Section 3.06), or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders and the Certificate Insurer, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

          SECTION 3.15.  Servicing Compensation.
                         ----------------------

          As compensation for its activities hereunder, the Servicer shall be entitled to retain or direct the Trustee to withdraw from the Certificate Account out of each payment of interest on a Mortgage Loan (or portion thereof) included in the Trust Fund an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment.

          Additional servicing compensation in the form of any Excess Proceeds, prepayment penalties, assumption fees, late payment charges, Prepayment Interest Excess, and all income and gain net of any losses realized from Permitted Investments shall be retained by the Servicer to the extent not required to be deposited in the Certificate Account pursuant to
Section 3.05 or 3.12(a) hereof. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section 3.10 hereof and maintenance of the other forms of insurance coverage required by Section 3.10 hereof) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.08 and 3.12 hereof.

          SECTION 3.16.  Access to Certain Documentation.
                         -------------------------------

          The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Servicer designated by it. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.17.  Annual Statement as to Compliance.
                         ---------------------------------

          The Servicer shall deliver to the Depositor, the Trustee and the Certificate Insurer on or before May 31 of each year commencing May 1997, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such statement is delivered by the Servicer to the Trustee.

          SECTION 3.18.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Statement; Financial Statements.
- -------------------------------

          On or before the later of (i) May 31 of each year, beginning with May 31, 1997 or (ii) within 30 days of the issuance of the annual audited financial statements beginning with the audit for the period ending February 28, 1997, the Servicer at its expense shall cause a nationally recognized firm (or other firm acceptable to the Certificate Insurer) of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trustee, Depositor, the Seller and the Certificate Insurer in compliance with the Uniform Single Attestation Program for Mortgage Bankers. Copies of such report shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided such report is delivered by the Servicer to the Trustee. Upon written request, the Servicer shall provide to the Certificateholders its publicly available annual financial statements (or, for so long as Countrywide Home Loans, Inc. is the Servicer hereunder, the Servicer's parent company's publicly available annual financial statements), if any, promptly after they become available.


                                  ARTICLE IV

                              DISTRIBUTIONS AND
                           ADVANCES BY THE SERVICER

          SECTION 4.01.  Advances.
                         --------

          Subject to the conditions of this Article IV, the Servicer, as required below, shall make an Advance and deposit such Advance in the Certificate Account. Each such Advance shall be remitted to the Certificate Account no later than 1:00 p.m. Pacific time on the Servicer Advance Date in immediately available funds. The Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders and the Certificate Insurer funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency, the Trustee and the Certificate Insurer an Officer's Certificate setting forth the basis for such determination.

          In lieu of making all or a portion of such Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Certificate Account that any amount held therein and not required for distribution on the immediately succeeding Distribution Date has been used by the Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Certificate Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the Certificate Account no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section 4.01.

          SECTION 4.02.  Reduction of Servicing Compensation in Connection
                         -------------------------------------------------
with Prepayment Interest Shortfalls.
- -----------------------------------

          In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall, the Servicer shall, to the extent of one-half of the Servicing Fee for such Distribution Date, deposit into the Certificate Account, as a reduction of the Servicing Fee (but not in excess of one-half thereof) for such Distribution Date, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Certificateholders or the Certificate Insurer.

          SECTION 4.03   The Certificate Insurance Policy.
                         --------------------------------

          (a) On each Servicer Advance Date, the Trustee shall determine with respect to the related Distribution Date the Available Funds for such Distribution Date.

          (b) If for any Distribution Date the Trustee determines that an Available Funds Shortfall is likely to occur, the Trustee shall complete a Notice in the form of Exhibit A to the Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 5:00 p.m. New York City time on the Servicer Advance Date as a claim for that portion of an Insured Payment that is equal to such Available Funds Shortfall.

          (c) The Trustee shall deposit in the Distribution Account, upon receipt, any amount paid under the Certificate Insurance Policy and shall distribute such amount only for purposes of payment to Certificateholders of any Insured Distribution Amount and any unpaid Preference Amounts, for which, in each case, a claim was made to the Certificate Insurer, and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Insurance Policy, to the extent needed to pay the Insured Distribution Amount and any unpaid Preference Amounts, shall be disbursed by the Trustee to
Certificateholders  in  accordance  with  Section  4.04.   It  shall  not  be
necessary for payments made under the Certificate Insurance Policy to be made by checks or wire transfers separate from other amounts distributed pursuant to Section 4.04. However, the amount of any payment of principal or of interest on the Certificates to be paid from funds from the Certificate Insurance Policy shall be noted as provided in paragraph (d) below in the Certificate Register and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.05. Funds paid under the Certificate
Insurance  Policy shall not  be invested.   Any  funds remaining in the
Distribution Account on the first Business Day following a Distribution Date shall be returned to the Certificate Insurer pursuant to the written instructions of the Certificate Insurer by the end of such Business Day.

          (d) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the Certificate Insurance Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Days' prior written notice to the Trustee.

          (e) In the event that the Trustee has received a certified copy of an order of the appropriate court that any prior distribution made on the Class A Certificates that represented payment of an Insured Distribution Amount (including any Insured Payment with respect thereto) has been voided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Certificate Insurance Policy to obtain payment by the Certificate Insurer of such voided Insured Payment, and shall, at the time it provides notice to the Certificate Insurer, notify, by mail to Certificateholders of the affected Certificates that, in the event any Certificateholder's Insured Payment is so recovered, such Certificateholder will be entitled to payment pursuant to the Certificate Insurance Policy, a copy of which shall be made available through the Trustee, the Certificate Insurer or the Certificate Insurer's fiscal agent, if any, and the Trustee shall furnish to the Certificate Insurer or its fiscal agent, if any, its records evidencing the payments which have been made by the Trustee and subsequently recovered from Certificateholders, and dates on which such payments were made.

          (f) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect
to   the  Certificates.     Each  Certificateholder,   by  its   purchase  of
Certificates, the Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Certificateholder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee and each Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

          SECTION 4.04.  Distributions.
                         -------------

          (a) On each Distribution Date, the Trustee shall withdraw the Available Funds, together with any amount representing Insured Payments, to the extent on deposit, from the Distribution Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority and from the indicated source of funds, in each case to the extent of the amounts on deposit in the Distribution Account (provided that any Insured Payments shall be applied to pay Class A Certificateholders only pursuant to clauses (ii) and (iii) below):

          (i) so long as no event described in clause (a) under the definition of Certificate Insurer Default is continuing, to pay to the Certificate Insurer the Premium Amount;

          (ii) to pay  to the Class  A Certificateholders an amount  equal to
     the   Class  A  Interest  Distribution  Amount  (including  any  Insured
     Payments);

          (iii) to pay to the Class A Certificateholders an amount equal to the Class A Principal Distribution Amount (including any Insured Payments);

          (iv) to pay to the Certificate Insurer the lesser of (x) an amount equal to the amount then on deposit in the Distribution Account remaining after the foregoing distributions and (y) the outstanding Reimbursement Amounts, if any, as of such Distribution Date;

          (v) to pay to the Holders of the Class A Certificates the Unpaid Class A Supplemental Interest Shortfall with respect to the Class A Certificates;

          (vi) to pay to the Holders of the Class B-IO Certificates the Class B-IO Optimal Interest Distribution Amount for such Distribution Date, together with any Unpaid Class B-IO Interest Shortfall with respect to the Class B-IO Certificates; and

          (vii) to pay to the Holders of the Class R Certificates any remaining Available Funds.

          All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the Certificates of such
                                     --- ----
Class, based on the Percentage Interest represented by each Certificate.

          (b) Subject to Section 9.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least 5 Business Days prior to the related Record Date and (ii) such Holder shall hold (x) Regular Certificates with aggregate principal denominations of not less than $5,000,000 or (y) Class A or Class B-IO Certificates evidencing a Percentage Interest aggregating 10% or more with respect to such Class, or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 9.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

          On or before 5:00 p.m. Pacific Time on the fifth Business Day following each Determination Date (but in no event later than 5:00 p.m. Pacific Time on the third Business Day before the related Distribution Date), the Servicer shall deliver a report to the Trustee in the form of a computer readable magnetic tape (or by such other means as the Servicer and the Trustee may agree from time to time) containing such data and information as agreed to by the Servicer and the Trustee such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and make the required distributions for the related Distribution Date (the "Remittance Report").
                                                      -----------------
The Trustee shall, not later than 9:00 a.m. Pacific Time on the Servicer Advance Date, other than any Servicer Advance Date relating to any Distribution Date on which the proceeds of any Optional Termination are being distributed, (i) furnish by telecopy a statement to the Servicer (the information in such statement to be made available to Certificateholders by the Trustee on request) setting forth the Available Funds for such Distribution Date and the amount to be withdrawn from the Certificate Account and (ii) determine (and notify the Servicer by telecopy of the results of such determination) the amount of Advances to be made by the Servicer in respect of the related Distribution Date; provided, however, that
                                                      --------  -------
no Advance shall be made if it would be a Nonrecoverable Advance; provided, further, that any failure by the Trustee to notify the Servicer will not relieve the Servicer from any obligation to make any such Advances. The Trustee shall not be responsible to recompute, recalculate or verify information provided to it by the Servicer and shall be permitted to conclusively rely on any information provided to it by the Servicer.

          SECTION 4.05.  Monthly Statements to Certificate-
                         ----------------------------------
                         holders.
                         -------

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Holder of a Class of Certificates of the Trust Fund, the Servicer, the Depositor and the Certificate Insurer a statement setting forth:

                 (i)  the  amount of the  related distribution to  Holders of the Class A Certificates allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, and (B) the aggregate of all scheduled payments of principal included therein;

                (ii) the amount of such distribution to Holders of the Class A Certificates allocable to interest;

               (iii) the amount of any Insured Payment included in the amounts distributed to the Class A Certificateholders on such Distribution Date;

                (iv)  the Class A Carry-Forward Amount

                 (v)  Certificate  Principal   Balance   of   the   Class   A
          Certificates after giving effect to the distribution of principal on such Distribution Date;

                (vi) the Pool Stated Principal Balance for the following Distribution Date;

               (vii) the Required Subordinated Amount and the Subordinated Amount as of such Distribution Date;

              (viii) the related amount of the Servicing Fees paid to or retained by the Servicer;

                (ix) the Pass-Through Rate for the Class A Certificates with respect to the current Due Period;

                 (x) the amount of Advances included in the distribution on such Distribution Date;

                (xi) the Class B-IO Optimal Interest Distribution Amount for such Distribution Date, the amount actually distributed to Holders of the Class B-IO Certificates on such date, and the Unpaid Class B-IO Interest Shortfall, if any, remaining after giving effect to such distribution;

               (xii) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure)
          (1) 30 days,  (2) 31 to  60 days, (3) 61 to  90 days and (4)  91 or more days, and (B) in foreclosure and delinquent (1) 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

              (xiii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xiv) the total number and principal balance of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

                (xv)  the   aggregate  Stated   Principal   Balance  of   all
          Liquidated Loans and the aggregate of all Realized Losses relating thereto;

               (xvi) with respect to any Liquidated Loan, the loan number, Stated Principal Balance and Realized Losses relating thereto; and

              (xvii) the amount of any Subordination Deficit after giving effect to the distribution of principal on such Distribution Date.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer. The Trustee will send a copy of each statement provided pursuant to this Section
4.05 to each Rating Agency.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder and the Certificate Insurer, a statement containing the information set forth in clauses (a)(i),
(a)(ii) and (a)(vii) of this Section 4.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates and the Certificate Insurer the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by the Certificate Insurer or any Holder of Class R Certificates with respect to the following matters:

               (i) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

               (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

               (iii) The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

               (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

               (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

               (vi) The amount and timing of any non-interest expenses of the REMIC; and

               (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

     The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 8.11.

          SECTION 4.06   Effect of Payments by the Certificate Insurer;
                         ----------------------------------------------
Subrogation.
- -----------

          Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Certificates which is made with moneys received pursuant to the terms of the Certificate Insurance Policy shall not be considered payment of the Certificates from the Trust Fund. The Depositor, the Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Certificateholder and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund, including, without limitation, any amounts due to the Certificateholders in respect of securities law violations arising from the offer and sale of the Certificates, and (b) the Certificate Insurer shall be paid such amounts but only from the sources and in the manner provided herein for the payment of such amounts. The Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

                                  ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01.  The Certificates.
                         ----------------

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Class A Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate in such Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                        Integral                        Original
                        Multiples                     Certificate
        Minimum        in Excess of   Maturity         Principal
Class   Denomination     Minimum       Date             Balance
- -----   ------------   ------------   --------        ----------

A         $  1,000        $1,000    March 27, 2028  $187,965,310.34

          The Class B-IO Certificates shall be issuable in registered form and in any Initial Certificate Notional Principal Amount; provided that (x) upon the initial issuance thereof, the Initial Certificate Notional Principal Amount of each Class B-IO Certificate shall be in minimum notional dollar denominations of $1,000 and integral multiples of $1,000 in excess thereof (except that one Class B-IO Certificate may be issued in a different Initial Certificate Notional Principal Amount) and (y) the aggregate Initial Certificate Notional Principal Amount of all Class B-IO Certificates shall equal the Initial Notional Principal Amount. The final maturity of the Class B-IO Certificates is March 27, 2028. The two Class R Certificates shall be issued in denominations of 99.999% and 0.001% Percentage Interests, respectively, with no principal balance.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication substantially in the form set forth as attached hereto executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION 5.02.  Certificate Register; Registration of Transfer and
                         --------------------------------------------------
Exchange of Certificates.
- ------------------------

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. The Certificate Insurer shall be entitled to inspect and copy the Certificate Register and the records of the Trustee relating to the Certificates during normal business hours upon reasonable notice. Upon surrender for registration of Transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No Transfer of a Private Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption  from  the  Securities  Act  and  such  laws,  in  order  to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and either Exhibit K (the "Investment Letter") or
 ----------------------                              -----------------
Exhibit L (the "Rule 144A Letter").  In the event that such a Transfer is to
                ----------------
be made within two years from the date of the initial issuance of Certificates pursuant hereto (other than (x) the initial Transfer of any such Certificate by Greenwich Capital Markets, Inc. or (y) a Transfer as to which the proposed transferee has provided a Rule 144A Letter), there shall also be delivered to the Trustee and the Certificate Insurer an Opinion of Counsel that such Transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be an expense of the Depositor, the Seller, the Servicer, the Trustee or the Certificate Insurer. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller, the Servicer and the Certificate Insurer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

          No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan (including any insurance company using assets in its general or separate accounts that may constitute assets of any such plan), or (ii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. For purposes of clause (i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of such ERISA Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of
ERISA Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance
to the Servicer and the Depositor.    Notwithstanding  anything  else  to  the
contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect; provided, however,
                                                             --------  -------
that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee, the Certificate Insurer and the Servicer an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of an ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those expressly undertaken in this Agreement. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA
Restricted Certificate that is in fact not permitted by this Section 5.02(b)
or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in
accordance with the foregoing requirements.   The Trustee shall be entitled,
but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

          (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial
                                     ------------------
     owner or the proposed transferee in the form attached hereto as Exhibit I.

        (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported

     Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, the Certificate Insurer or the Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder, the Certificate Insurer or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller, the Servicer or the Certificate Insurer.

          SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                         ------------------------------------ ------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this Section 5.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

          SECTION 5.04.  Persons Deemed Owners.
                         ---------------------

          The Servicer, the Trustee, the Certificate Insurer and any agent of the Servicer, the Trustee or the Certificate Insurer may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicer, the Trustee, the Certificate Insurer nor any agent of the Servicer, the Trustee or the Certificate Insurer shall be affected by any notice to the contrary.

          SECTION 5.05.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
Addresses.
- ---------

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor, Servicer or Certificate Insurer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer, the Certificate Insurer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor, the Certificate Insurer and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.06.  Book-Entry Certificates.
                         -----------------------

          The Class A Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in
Section 5.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of
  -----------------------
such Certificates pursuant to Section 5.08:

          (a) the provisions of this Section shall be in full force and effect;

          (b) the Depositor, the Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c)  registration  of  the  Book-Entry  Certificates   may  not  be
transferred by the Trustee except to another Depository;

          (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued with respect to the Class A Certificates pursuant to Section 5.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

          (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

          (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

          For purposes  of  any  provision  of this  Agreement  requiring  or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of the Class A Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the
Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

          SECTION 5.07.  Notices to Depository.
                         ---------------------

          Whenever any notice or other communication is required to be given to Certificateholders of the Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

          SECTION 5.08.  Definitive Certificates.
                         -----------------------

          If, after Book-Entry Certificates have been issued with respect to the Class A Certificates, (a) the Depositor advises the Trustee that the
Depository  is  no   longer  willing  or  able  to   discharge  properly  its
responsibilities   under  the  Depository  Agreement  with  respect  to  such
Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by the related Class, with the consent of the Certificate Insurer, advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of
Definitive  Certificates.    Upon  surrender  to  the  Trustee  of  any  such
Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may
conclusively  rely   on,  and  shall   be  protected  in  relying   on,  such
instructions.    Upon  the  issuance  of such  Definitive  Certificates,  all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

          SECTION 5.09.  Maintenance of Office or Agency.
                         -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices at The Bank of New York, 101 Barclay Street, 12 East - C.T.-MBS, New York, New York 10286, offices for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


                                  ARTICLE VI

                  THE DEPOSITOR, THE SERVICER AND THE SELLER

          SECTION 6.01.  Respective Liabilities of the Depositor, the
                         --------------------------------------------
Servicer and the Seller.
- -----------------------

          The Depositor, the Servicer and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02.  Merger or Consolidation of the Depositor, the
                         ---------------------------------------------

Servicer or the Seller.
- ----------------------

          The Depositor, the Servicer and the Seller will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor, the Servicer or the Seller may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Servicer or the Seller shall be a party, or any person succeeding to the business of the Depositor, the Servicer or the Seller, shall be the successor of the Depositor, the Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the
                                                 --------  -------
successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          SECTION 6.03.  Limitation on Liability of the Depositor, the
                         ---------------------------------------------
Seller, the Servicer and Others.
- -------------------------------

          None of the Depositor, the Seller, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Servicer shall be under any liability to the Certificateholders and the Certificate Insurer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the
          --------  -------
Depositor, the Seller, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
                         ----- -----
Person respecting any matters arising hereunder. The Depositor, the Seller, the Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the
                      --------  -------
Seller or the Servicer may in its discretion with the prior consent of the Certificate Insurer undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Certificate Insurer, and the Certificateholders hereunder. In such event, the legal expenses and costs of such action if approved by the Certificate Insurer and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section
3.08 hereof.

          SECTION 6.04.  Limitation on Resignation of Servicer.
                         -------------------------------------

          The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer reasonably acceptable to the Certificate Insurer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates or
(b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor servicer reasonably acceptable to the Certificate Insurer shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.



          SECTION 6.05.  Errors and Omissions Insurance; Fidelity Bonds.
                         ----------------------------------------------

          The Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.


                                 ARTICLE VII

                       DEFAULT; TERMINATION OF SERVICER

          SECTION 7.01.  Events of Default; Trigger Event.
                         --------------------------------

          "Event of Default," wherever used herein, means any one of the following events:

                    (i) any failure by the Servicer to deposit in the Certificate Account or the Distribution Account or remit to the Trustee any payment (including a payment required to be made under
          Section 4.01 hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for five calendar days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee, the Certificate Insurer or the Depositor, or to the Trustee and the Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

                   (ii) any failure by the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Servicer by the Trustee, the Certificate Insurer or the Depositor, or to the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

                   (iv) the Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or all or substantially all of the property of the Servicer; or

                    (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, but only at the direction of the Certificate Insurer or the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced thereby with the prior written consent of the Certificate Insurer, by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If a Trigger Event shall occur, the Trustee shall, but only at the written direction of the Certificate Insurer, by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Servicer of such written notice, all authority and power of  the Servicer hereunder,  whether with respect  to the  Mortgage
Loans or otherwise, shall pass to and be vested in the Trustee.   The Trustee
shall thereupon make any Advance described  in clause (vi) hereof subject  to
Section  3.04 hereof.   The  Trustee is  hereby authorized  and empowered  to
execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.
Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article
VIII. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received
with respect to  the Mortgage Loans.   The Trustee shall promptly  notify the
Certificate Insurer and the Rating Agencies of the occurrence of an Event of Default.

          Notwithstanding any termination of the activities of a Servicer hereunder, such Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Sections 3.08(a)(i) through
(viii), and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02.  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

          On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, to the extent provided in
Section 3.04, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to
Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with
Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to
Section 4.01 hereof or if it is otherwise unable to so act or if the Certificate Insurer so requests in writing, appoint with the prior written consent of the Certificate Insurer, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any successor Servicer shall be an institution that is acceptable to the Certificate Insurer and that is a FNMA and FHLMC approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under
Section 6.03 hereof incurred prior to termination of the Servicer under
Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. No appointment of a successor to the Servicer hereunder shall be effective until the Trustee and the Certificate Insurer shall have consented thereto, and written notice of such proposed appointment shall have been
provided   by  the   Trustee  to   the  Certificate   Insurer  and   to  each
Certificateholder.    The  Trustee  shall  not resign  as  servicer  until  a
successor servicer reasonably acceptable to the Certificate Insurer has been appointed. Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that
                                                     --------  -------
no such compensation shall be in excess of that permitted the Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 6.05.

          SECTION 7.03.  Notification to Certificateholders.
                         ----------------------------------

          (a)  Upon any termination of or appointment of a   successor to the
Servicer,   the  Trustee  shall   give  prompt  written   notice  thereof  to
Certificateholders and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 7.04   Mortgage Loans, Trust Fund and Accounts Held for
                         ------------------------------------------------
Benefit of the Certificate Insurer.
- ----------------------------------

          (a) The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates unless, as stated in an Opinion of Counsel addressed to the Trustee and the Certificate Insurer, such action is adverse to the interests of the Certificateholders or diminishes the rights of the Certificateholders or imposes additional burdens or restrictions on the Certificateholders.

          (b) The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01.  Duties of Trustee.
                         -----------------
          The Trustee, prior  to the occurrence of  an Event of   Default and
after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected and will provide notice thereof to the Certificate Insurer.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:
       --------  -------

                    (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable, individually or as Trustee, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

                   (ii) the Trustee shall not be liable, individually or as Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was grossly negligent or acted in bad faith or with willful misfeasance; and

                  (iii) the Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates, with the consent of the Certificate Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          SECTION 8.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

          (a)  Except as otherwise provided in Section 8.01:

                    (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) the Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                   (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Certificate Insurer or by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

                    (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

                   (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                  (vii) the Trustee shall not be liable, individually or as Trustee, for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

                 (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

                   (ix) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates and the Certificate Insurer, subject to the provisions of this Agreement.

          SECTION 8.03.  Trustee Not Liable for Mortgage Loans.
                         -------------------------------------

          The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document other than with respect to the Trustee's execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Servicer.

          SECTION 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05.  Servicer to Pay Trustee's Fees and Expenses.
                         -------------------------------------------

          The Servicer covenants and agrees (i) to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing by the Servicer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and (ii) to pay or reimburse the Trustee, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Trustee on behalf of the Trust Fund in accordance with any of the provisions of this Agreement (including, without limitation: (A) the reasonable compensation and the expenses and disbursements of its counsel, but only for representation of the Trustee acting in its capacity as Trustee hereunder and (B) to the extent that the Trustee must engage persons not regularly in its employ to perform acts or services on behalf of the Trust Fund, which acts or services are not in the ordinary course of the duties of a trustee, paying agent or certificate registrar, in the absence of a breach or default by any party hereto, the reasonable compensation, expenses and disbursements of such persons, except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, or in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

          SECTION 8.06.  Eligibility Requirements for Trustee.
                         ------------------------------------

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of the Class A Certificates below the ratings issued on the Closing Date (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor, the Seller and the Servicer and their respective affiliates; provided, however, that such
                                          --------  -------
corporation cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

          SECTION 8.07.  Resignation and Removal of Trustee.
                         ----------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor, the Certificate Insurer and the Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and each Rating Agency, not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and (2) acceptance by a successor trustee in accordance with Section 8.08 and meeting the qualifications set forth in Section 8.06. If no successor trustee approved in writing by the Certificate Insurer shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If  at any  time  (i) the Trustee  shall cease  to  be eligible  in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor or the Certificate Insurer, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor or the Servicer, with the written consent of the Certificate Insurer, may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee and the Certificate Insurer, one copy of which shall be delivered to the Servicer and one copy to the successor
trustee.   If  no successor  trustee approved  in writing by  the Certificate
Insurer shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of removal, the Trustee so removed may petition any court of competent jurisdiction for the appointment of a successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights with the written consent of the Certificate Insurer may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Servicer and the Certificate Insurer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Successor Trustee. If no successor trustee approved in writing by the Certificate Insurer shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of removal, the Trustee so removed may petition any court of competent jurisdiction for the appointment of a successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          SECTION 8.08.  Successor Trustee.
                         -----------------

          Any successor trustee appointed as provided in Section  8.07 hereof
shall  execute,  acknowledge  and  deliver   to  the  Depositor  and  to  its
predecessor  trustee  and  the  Servicer  and  the  Certificate  Insurer   an
instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No  successor trustee shall accept appointment  as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Certificate Insurer. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

          SECTION 8.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of
Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Certificate Insurer, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer, the Certificate Insurer and
the Trustee may  consider necessary or  desirable.   If  the Servicer  shall
not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every   separate  trustee  and  co-trustee  shall,  to  the  extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i)  All rights, powers, duties and obligations conferred
          or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the
          Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                   (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Tax Matters.
                         -----------

          It is intended that the Trust Fund shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the Trust Fund, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;
(b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) make or cause to be made elections, on behalf of the Trust Fund to be treated as a REMIC on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions;
(g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on the Trust Fund prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) sign or cause to be signed federal, state or local income tax or information returns; (j) maintain records relating to the Trust Fund, including but not limited to the income, expenses, assets and liabilities of the Trust Fund, and the fair market value and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust Fund, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of the Trust Fund in relation to any tax matter involving the Trust Fund or controversy involving the Trust Fund.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to the Trust Fund after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon the Trust Fund pursuant to Sections 23153 and 24872 of the California Revenue and Taxation Code if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) (x) the Servicer, in the case of any such minimum tax, and (y) any party hereto (other than the Trustee) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party here fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid first with amounts otherwise to be distributed to the Class R Certificateholders, and second with amounts otherwise to be distributed to the Class A Certificateholders. Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Class R Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Class R Certificates (and, if necessary, second, from the Holders of the Class A Certificates), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Trustee agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.


                                  ARTICLE IX

                                 TERMINATION

          SECTION 9.01.  Termination upon Liquidation or Repurchase of all
                         -------------------------------
Mortgage Loans.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Servicer, the Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the repurchase by the Servicer (or, if the initial Servicer is no longer the Servicer hereunder, the Certificate Insurer), as the case may be, of all Mortgage Loans (and REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such repurchase is effected by the Servicer, at the applicable Net Mortgage Rate), (iii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage
Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee and (iv) any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made prior to the exercise of such repurchase and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders and the Certificate Insurer of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Stated Principal Balance, at the time of any such repurchase, aggregating no more than ten percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.


          SECTION 9.02.  Final Distribution on the Certificates.
                         --------------------------------------

          If on any Determination Date, (i) the Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer shall direct the Trustee to send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee. If the Servicer (or, if applicable, the Certificate Insurer) elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, such electing party shall notify the Depositor, the Certificate Insurer and the Trustee of the date such electing party intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice  of  any  termination  of  the Trust  Fund,  specifying  the
Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class in the order set forth in Section 4.03 hereof on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to the Class A Certificates, the Certificate Principal Balance thereof plus accrued interest thereon, and (ii) as to the Class R Certificates, the amount, if any, that remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above; provided, however, that the proceeds of any repurchase pursuant to
Section  9.01(a) of all  Mortgage Loans and REO  Property pursuant to Section
9.01 hereof shall be distributed in the following amounts and order of priority, to the extent of available proceeds:

     first, to the Holders of the Class A Certificates, in the order set forth in clauses (i) through (iv) of Section 4.03(a);

     second, to the Holders of the Class B-IO Certificates, the Class B-IO Optimal Interest Distribution Amount, together with any related Unpaid Class B-IO Interest Shortfall; and

     third, to the Holders of the Class R Certificates, any amounts remaining from such proceeds.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

          SECTION 9.03.  Additional Termination Requirements.
                         -----------------------------------

          (a) In the event the Servicer exercises its purchase option as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1) The Servicer shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Servicer shall satisfy all the requirements of a qualified liquidation under
     Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Servicer;

               (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

               (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

               (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders.


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.
                         ---------

          This Agreement may be amended from time to time by the Depositor, the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, but only with the consent of the Certificate Insurer, to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided, however, that any such amendment shall be deemed
                   --------  -------
not to adversely affect in any material respect the interests of the Certificateholders if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.

          Notwithstanding the foregoing, without the consent of the Certificateholders, but only with the consent of the Certificate Insurer, the Trustee, the Depositor, the Servicer and the Seller may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee and the Certificate Insurer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Certificate Insurer, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This  Agreement  may also  be  amended from  time  to  time by  the
Depositor, the Servicer, the Seller and the Trustee with the consent of the Certificate Insurer and the Holders of a Majority in Interest of each Class of Regular Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in
              --------  -------
any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Certificate Insurer and the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on the Trust Fund or the Certificateholders or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to the Certificate Insurer, each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.
                         --------------------

          It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholder.

          SECTION 10.05. Notices.
                         -------

          (a) The Trustee shall use its best efforts to promptly provide notice to the Certificate Insurer and each Rating Agency and the Class R Certificateholders with respect to each of the following of which it has actual knowledge:

          1.  Any material change or amendment to this Agreement;

          2.  The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

          4.   The repurchase or  substitution of Mortgage Loans  pursuant to
Section 2.03; and

          5.  The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to the Certificate Insurer and each Rating Agency copies of the following:

          1.  Each report to Certificateholders described in Section 4.04;

          2.   Each annual  statement as to  compliance described  in Section
3.17; and

          3. Each annual independent public accountants' servicing report described in Section 3.18.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Greenwich Capital Acceptance, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: General Counsel; (b) in the case of the Seller or the Servicer, Countrywide Home Loans, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: David Walker, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Servicer in writing; (c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12 East, New York, New York 10286 Attention: 12 East - C.T.-MBS or such other address as the Trustee may hereafter furnish to the Depositor or the Servicer; (d) in the case of the Rating Agencies, (i) Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Attention: Mortgage Surveillance, 25 Broadway, 20th Floor, New York, NY 10007 and (ii) Moody's Investors Service, Attention: Residential Pass-Through Monitoring, 99 Church Street, New York, New York 10004; and (e) in the case of the Certificate Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Daniel Farrell. Notices to Certificateholders (other than the initial Class R Certificateholder) shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          SECTION 10.06. Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.
                         ----------

          Notwithstanding anything to the contrary contained herein, except as provided pursuant to Sections 3.12 and 6.02, this Agreement may not be assigned by the Servicer without the prior written consent of the Trustee and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless with the prior written consent of the Certificate Insurer, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.
                         ---------------------------

          The Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor, the Certificate Insurer or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor, the Certificate Insurer or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor, the Trustee or the Certificate Insurer of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Servicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.
                         -----------------------------------------

          It is the intention of the Depositor that Certificate- holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 10.11  The Certificate Insurer Default.
                         -------------------------------

          Any right conferred to the Certificate Insurer (including any right to payment pursuant to Section 4.04 hereof) shall be suspended during any period in which a Certificate Insurer Default exists. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

          SECTION 10.12  Third Party Beneficiary.
                         -----------------------

          The parties agree that the Certificate Insurer is intended and shall have all rights of a third-party beneficiary of this Agreement.

                    *         *         *

          IN WITNESS WHEREOF, the Depositor, the Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                         GREENWICH CAPITAL ACCEPTANCE, INC.,
                           as Depositor


                         By:   /s/ BRIAN D. BERNARD
                             -------------------------------
                         Name:   Brian D. Bernard
                         Title:  Vice President


                         COUNTRYWIDE HOME LOANS, INC.,
                           as Servicer


                         By:   /s/ DAVID WALKER
                              --------------------------------
                              Name:   David Walker
                              Title:  Senior Vice President


                         COUNTRYWIDE HOME LOANS, INC.,
                           as Seller


                         By:   /s/ DAVID WALKER
                              --------------------------------
                              Name:   David Walker
                              Title:  Senior Vice President


                         THE BANK OF NEW YORK,
                           not in its individual capacity,
                           but solely as Trustee


                         By:   /s/ DOUGLAS M. BADASZEWSKI
                              --------------------------------
                              Name:  Douglas M. Badaszewski
                              Title:  Assistant Vice President


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this 31st day of July, 1996, before me, a notary public in and for said State, appeared Brian D. Bernard, personally known to me on the basis of satisfactory evidence to be the Vice President, of Greenwich Capital Acceptance, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ THEOLYN PRINCE
                              -------------------------------
                                       Notary Public

(Notarial Seal)



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this 31st day of July, 1996, before me, a notary public in and for said State, appeared Douglas Badaszewski, personally known to me on the basis of satisfactory evidence to be a Vice President, of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                               /s/ NANCY P. CONNERS
                              -------------------------------
                                       Notary Public

(Notarial Seal)



STATE OF CALIFORNIA  )
                     )  ss.:
COUNTY OF LOS ANGELES)

          On this 30th day of July, 1996, before me, a notary public in and for said State, personally appeared David Walker, who is personally known to me or who proved to me, on the basis of satisfactory evidence, to be a Senior Vice President of Countrywide Home Loans, Inc., a New York corporation that executed the within instrument, and who also proved to me to be the person whose name is subscribed to the within instrument and who acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the within instrument, the corporation on behalf of which such person acted executed the within instrument.

          Witness my hand and official seal.


                              /s/ MARY ANN OSLEY
                              -------------------------------
                                       Notary Public

(Notarial Seal)


                                  EXHIBIT A

                         Certificate Insurance Policy

                                  EXHIBIT B

                        (FORM OF CLASS A CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.               :    ____

Cut-off Date                  :    July 1, 1996

First Distribution Date       :    August 26, 1996

Initial Principal
Balance of
this Certificate
("Denomination")              :    $

Initial Certificate
Principal Balance of
Class A
Certificates                  :    $187,965,310.34

Maturity Date                 :    March 27, 2028

CUSIP                         :    396782 ES9



                      GREENWICH CAPITAL ACCEPTANCE, INC.
             Mortgage Pass-Through Certificates, Series 1996-CHL1

     evidencing a percentage interest in the distributions allocable to the Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties and the Certificate Insurance Policy (as defined below).

               Greenwich Capital Acceptance, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A Certificates) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor") and the Certificate Insurance Policy. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as seller and servicer (in such capacities, the "Seller" and "Servicer", respectively), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Financial Security Assurance Inc. (the "Certificate Insurer") has issued a certificate insurance policy (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the

"Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A Certificates on such Distribution Date pursuant to Section 4.04 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold (A) Regular Certificates with aggregate principal denominations of not less than $5,000,000 or (B) Class A Certificates evidencing a Percentage Interest aggregating 10% or more or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                          *            *           *



     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 not in its individual
                                 capacity, but solely as
                                 Trustee



                                 By: ____________________________
                                     Name:
                                     Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Class A
Certificates referred to in
the within-named Agreement

     THE BANK OF NEW YORK,
     not in its individual
     capacity, but solely
     as Trustee



By: ______________________
    Authorized Signatory




                                  EXHIBIT C

                       (FORM OF CLASS B-IO CERTIFICATE)



SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

(THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES UNDER THE CODE TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JULY 31, 1996. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ______%. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED CONSTANT PREPAYMENT RATE OF 22% PER ANNUM (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____________ OF OID ON THE INITIAL POOL STATED PRINCIPAL BALANCE; THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING THE ACCRUAL OF OID IS APPROXIMATELY _________% (COMPOUNDED MONTHLY); THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD IS NO MORE THAN $__________ ON THE INITIAL POOL STATED PRINCIPAL BALANCE COMPUTED USING THE MONTHLY YIELD AND COMPOUNDING TAKING INTO ACCOUNT THE LENGTH OF THE SHORT ACCRUAL PERIOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE. THE ACTUAL YIELD TO MATURITY MAY DIFFER FROM THAT SET FORTH ABOVE, AND THE ACCRUAL OF OID WILL BE ADJUSTED, IN ACCORDANCE WITH SECTION 1272(a)(6) OF THE CODE, TO TAKE INTO ACCOUNT EVENTS THAT HAVE OCCURRED DURING ANY ACCRUAL PERIOD. THE PREPAYMENT ASSUMPTION IS INTENDED TO BE THE PREPAYMENT ASSUMPTION REFERRED TO IN SECTION 1272(a)(6)(B)(iii) OF THE CODE.)

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO
SECTION 4975 OF

THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNTS THAT MAY CONSTITUTE ASSETS OF ANY SUCH PLAN), OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE OR BY THE ACCEPTANCE BY A BENEFICIAL OWNER OF THE BENEFICIAL INTEREST REPRESENTED HEREBY UNLESS THE TRUSTEE SHALL HAVE RECEIVED FROM THE TRANSFEREE AN ALTERNATIVE REPRESENTATION ACCEPTABLE IN FORM AND SUBSTANCE TO THE SERVICER AND THE DEPOSITOR. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO THE CODE WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE SERVICER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.


Certificate No.               :    ___

Cut-off Date                  :    July 1, 1996

First Distribution Date       :    August 26, 1996

Initial Notional
Principal Amount of
this Certificate
("Denomination")              :    $

Initial Notional
Principal Amount              :    $187,965,310.34

Maturity Date                 :    March 27, 2028



                      GREENWICH CAPITAL ACCEPTANCE, INC.
             Mortgage Pass-Through Certificates, Series 1996-CHL1

     evidencing a percentage interest in the distributions allocable to the Class B-IO Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

               Greenwich Capital Acceptance, Inc., as Depositor

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class B-IO Certificates) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as seller and servicer (in such capacities, the "Seller" and "Servicer", respectively), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class B-IO Certificates on such Distribution Date pursuant to Section 4.04 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold (A) Regular Certificates with aggregate principal denominations of not less than $5,000,000 or (B) Class B-IO Certificates evidencing a Percentage Interest aggregating 10% or more or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     No transfer of a Class B-IO Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under the Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Regulations promulgated pursuant to the Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class B-IO Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, or (ii) in the case of any such Class B-IO Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class B-IO Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the
Servicer. Such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of a Class B-IO Certificate (or by the acceptance by a beneficial owner of the beneficial interest represented by this Certificate)
unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Servicer and the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of a Class B-IO Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.



                             *         *        *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 not in its individual
                                 capacity, but solely as
                                 Trustee



                                 By:  ______________________
                                      Name:
                                      Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Class B-IO
Certificates referred to in
the within-named Agreement

     THE BANK OF NEW YORK,
     not in its individual
     capacity, but solely
     as Trustee



By:
     ------------------------
     Authorized Signatory

                                  EXHIBIT D


                        (FORM OF CLASS R CERTIFICATE)

THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN (INCLUDING ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNTS THAT MAY CONSTITUTE ASSETS OF ANY SUCH PLAN), OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN. SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF THIS CERTIFICATE OR BY THE ACCEPTANCE BY A BENEFICIAL OWNER OF THE BENEFICIAL INTEREST REPRESENTED HEREBY UNLESS THE TRUSTEE SHALL HAVE RECEIVED FROM THE TRANSFEREE AN ALTERNATIVE REPRESENTATION ACCEPTABLE IN FORM AND SUBSTANCE TO THE SERVICER AND THE DEPOSITOR. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR A PLAN SUBJECT TO THE CODE WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE SERVICER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

(THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT

IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE TRUSTEE UNDER SUCH AGREEMENT.)


Certificate No.               :    ____

Percentage Interest           :
evidenced by
this Certificate

Maturity Date                 :    March 27, 2028


                      GREENWICH CAPITAL ACCEPTANCE, INC.
             Mortgage Pass-Through Certificates, Series 1996-CHL1

     evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

               Greenwich Capital Acceptance, Inc., as Depositor


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1996 (the "Agreement") among the Depositor, Countrywide Home Loans, Inc., as seller and servicer (in such capacities, the "Seller" and "Servicer", respectively), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentation and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of a Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under the Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within two years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Regulations promulgated pursuant to the Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of a Class R Certificate (or by the acceptance by a beneficial owner of the beneficial interest represented by this Certificate) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Servicer and the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of Section 5.02 of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement,
(iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless the certificate of authentication hereon has been manually executed by an authorized officer of the Trustee.

                          *            *           *


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 not in its individual
                                 capacity, but solely as
                                 Trustee



                                 By:  _________________________
                                      Name:
                                      Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Class R
Certificates referred to in
the within-named Agreement

     THE BANK OF NEW YORK,
     not in its individual
     capacity, but solely
     as Trustee



By:
    -----------------------
    Authorized Signatory

                                  EXHIBIT E

                      (Form of Reverse of Certificates)

                      GREENWICH CAPITAL ACCEPTANCE, INC.
             Mortgage Pass-Through Certificates, Series 1996-CHL1

     This Certificate is one of a duly authorized issue of Certificates designated as Greenwich Capital Acceptance, Inc., Mortgage Pass-Through Certificates, Series 1996-CHL1, issued in three Classes (Class A, Class B-IO and Class R, herein collectively called the "Certificates"), and representing a beneficial ownership interest, as described in the Agreement, in (i) the Mortgage Loans, (ii) the distributions thereon after the Cut-off Date (to the extent described herein), (iii) the Certificate Account and such assets as are deposited therein from time to time and any investments thereof and (iv) the Distribution Account and such assets as are deposited therein from time to time and any investments thereof, together, in each case, with any and all income, proceeds and payments with respect thereto.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Seller and the Trustee with the consent of the Certificate Insurer and the Holders of a Majority in Interest of each Class of Regular Certificates affected by such amendment. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Stated Principal Balance is less than or equal to 10% of the aggregate Cut-off Date Principal Balances of the Mortgage Loans, the Servicer (and the Certificate Insurer, if the initial Servicer is no longer the Servicer) will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans. Any such repurchase will be made at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued interest thereon at the applicable Mortgage Rate (or, if such repurchase is effected by the Servicer, at the applicable Net Mortgage Rate) and (ii) the appraised value of any REO Property (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually  agreed  upon  by  the  Servicer  and  the  Trustee,  and  (iii) any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made prior to the exercise of such option. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of the certain person named in the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                 ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________.

Dated:
                         ______________________________________
                         Signature by or on behalf of assignor






                          DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions  shall  be  made,  by  wire  transfer  or   otherwise,  in
immediately available funds to _______________________________
________________________________________________________________,
for the account of _____________________________________________,
account   number  _______________,  or,   if  mailed  by   check,  to  ______
________________________________________________________________.  Applicable
statements should be mailed to _______________________
________________________________________________________________.

     This information is provided by ___________________________, the assignee named above, or ___________________________________, as its agent.



STATE OF            )
                    )  ss.:
COUNTY OF           )


          On the __th day of _________, 19__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                              ------------------------------
                                     Notary Public

(Notarial Seal)

                                  EXHIBIT F

                            MORTGAGE LOAN SCHEDULE



                                  EXHIBIT G

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Servicer)

(Certificate Insurer)
_____________________


          Re:  Pooling and Servicing Agreement dated as of
               July 1, 1996 among Greenwich Capital
               Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 1996-CHL1
              -------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached list of exceptions) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form:
"Pay to the order of                   , without recourse"; and
                     ------------------

    (ii)  a duly executed assignment of the Mortgage in the form permitted by
Section 2.01 of the Pooling and Servicing Agreement referred to above.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                           as Trustee


                         By:
                            -----------------------------
                         Name:
                         Title:

                                 EXHIBIT G-1

                   FORM OF INTERIM CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Servicer)

(Certificate Insurer)
_____________________


          Re:  Pooling and Servicing Agreement dated as of
               July 1, 1996 among Greenwich Capital
               Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series 1996-CHL1
                                     --------------------------------------

- -----------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as listed in the following paragraph, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached list of exceptions) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form:
"Pay to the order of __________________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

    (ii)  the original recorded Mortgage;

   (iii)  a duly executed assignment of the Mortgage in the form permitted by
Section 2.01 of the Pooling and Servicing Agreement referred to above;

    (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

    (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     If the Trustee has not received the original recorded Mortgage or an original recorded assignment of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) above, as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xiii), (xiv), (xv) and (xvi) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                           as Trustee


                         By:
                            -----------------------------
                         Name:
                         Title:

                                  EXHIBIT H


                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Servicer)

(Seller)

(Certificate Insurer)
_____________________


     Re: Pooling and Servicing Agreement dated as of July 1, 1996 among Greenwich Capital Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and The Bank of New York, as Trustee, Mortgage Pass-Through Certificates, Series
                                                  --------------------
1996-CHL1
- ---------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

       (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form:
"Pay to the order of _________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

      (ii)  the original recorded Mortgage;

     (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above;

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

       (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy and all riders thereto or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

     If the public recording office in which a Mortgage or assignment thereof is recorded has retained the original of such Mortgage or assignment, the Trustee has received, in lieu thereof, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi), (viii), (xiii), (xiv), (xv) and (xvi) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                           as Trustee

                         By:
                             ----------------------------
                         Name:
                         Title:


                                  EXHIBIT I

                              TRANSFER AFFIDAVIT



STATE OF            )
                    ) ss.:
COUNTY OF           )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 1996 (the "Agreement"), by and among Greenwich Capital Acceptance, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc., as Seller and Servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or
(ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit M to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

     8.   The Transferee's taxpayer identification number is _____.

     9.     The  Transferee is  a  U.S. Person  as  defined  in Code  Section
7701(a)(3D).

    10. The Transferee is aware that the Class R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

                          *           *           *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 19__.

                              (NAME OF TRANSFEREE)


                              By:____________________________
                                 Name:
                                 Title:

(Corporate Seal)

ATTEST:


_________________________
(Assistant) Secretary

     Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _______, 19__.



                                   ______________________________
                                           NOTARY PUBLIC

                                   My Commission expires the ___ day of _______________, 19__.


                                                                    EXHIBIT 1


                             Certain Definitions
                            -------------------


     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing,
(iii) an organization (except certain farmers' cooperatives described in Code
Section 521) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer":   Any direct or indirect  transfer or sale  of any Ownership
Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee":   Any Person  who is acquiring  by Transfer  any Ownership
Interest in a Certificate.

                                                                    EXHIBIT 2


                       Section 5.02(c) of the Agreement
                      --------------------------------



          (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii)    No  Ownership Interest  in  a  Class  R Certificate  may  be
     registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial
                                     ------------------
owner or the proposed transferee in the form attached hereto as Exhibit I.

        (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this
     Section 5.02(c), then the last preceding

     Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, the Certificate Insurer or the Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder, the Certificate Insurer or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.


                                  EXHIBIT J

                      FORM OF TRANSFEROR CERTIFICATE FOR
                     CLASS B-IO AND CLASS R CERTIFICATES

                                                  Date:

Greenwich Capital Acceptance, Inc.,
     as Depositor
600 Steamboat Road
Greenwich, Connecticut 06830
     Attention:  William K. Komperda

The Bank of New York,
     as Trustee
101 Barclay Street
12 East - MBS
New York, New York 10286

          Re:  Greenwich Capital Acceptance, Inc. Mortgage
               Pass-Through Certificates, Series 1996-CHL1
               --------------------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the Class __ Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act and (c) if we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of July 1, 1996, among Greenwich Capital Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and The Bank of New York, as Trustee.
                                   Very truly yours,

                                   _____________________________
                                   Name of Transferor

                                   By: _________________________
                                   Name:
                                   Title:

                                  EXHIBIT K


                FORM OF INVESTMENT LETTER (NON-RULE 144A) FOR
                     CLASS B-IO AND CLASS R CERTIFICATES


                                                  Date:


Greenwich Capital Acceptance, Inc.,
     as Depositor
600 Steamboat Road
Greenwich, Connecticut 06830
     Attention:  William K. Komperda

The Bank of New York,
     as Trustee
101 Barclay Street
12 East - MBS
New York, New York 10286

          Re:  Greenwich Capital Acceptance, Inc. Mortgage
               Pass-Through Certificates, Series 1996-CHL1
               --------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition  of the Class __ Certificates in
the Denomination of                 (the "Certificates"), we certify that (a)
                    ---------------
we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of
Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of July 1, 1996 (the
"Agreement"), among Greenwich Capital Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                   Very truly yours,

                                   ___________________________
                                   Name of Transferee

                                   By: _______________________
                                   Name:
                                   Title:



                                  EXHIBIT L


                         FORM OF RULE 144A LETTER FOR
                     CLASS B-IO AND CLASS R CERTIFICATES


                                                  Date:


Greenwich Capital Acceptance, Inc.,
     as Depositor
600 Steamboat Road
Greenwich, Connecticut 06830
     Attention:  William K. Komperda

The Bank of New York,
     as Trustee
101 Barclay Street
12 East - MBS
New York, New York 10286

          Re:  Greenwich Capital Acceptance, Inc. Mortgage
               Pass-Through Certificates, Series 1996-CHL1
               ---------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of the Class __ Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of July 1, 1996, among Greenwich Capital Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and The Bank of New York, as Trustee.



                                   ______________________________
                                   Name of Buyer


                                   By: __________________________
                                   Name:
                                   Title:


                                                         ANNEX 1 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

- --------------------

     /F1/ Buyer  must own  and/or invest  on a  discretionary basis  at least
          $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         (For Transferees Other Than Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:


          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________/F1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___  Corporation, etc.  The Buyer is a corporation (other than a
               ----------------
bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___  Bank.  The Buyer (a) is a national bank or banking institution
               ----
organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
            ----------------------------------

          ___  Savings and Loan.  The Buyer (a) is a savings and loan
               ----------------
association, building and loan association,

               cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ___  Broker-dealer.  The Buyer is a dealer registered pursuant to
               -------------
Section 15 of the Securities Exchange Act of 1934.

          ___  Insurance Company.  The Buyer is an insurance company whose
               -----------------
primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___  State or Local Plan.  The Buyer is a plan established and
               -------------------
maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___  ERISA Plan.  The Buyer is an employee benefit plan within the
               ----------
meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___  Investment Advisor.  The Buyer is an investment advisor
               ------------------
registered under the Investment Advisors Act of 1940.

          ___  Small Business Investment Company.  The Buyer is a small
               ---------------------------------
business   investment   company   licensed  by   the   U.S.   Small  Business
Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___  Business Development Company.  The Buyer is a business
               ----------------------------
development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank
               ----------
or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

          3.  The term "securities" as used herein does not include (i)
                        ----------                 ----------------
securities of issuers that are affiliated with the

Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                   _____________________________
                                           Name of Buyer


                                   By: _________________________
                                   Name:
                                   Title:

                                   Date: _______________________

                                                         ANNEX 2 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

          (For Transferees That are Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.  The term "Family of Investment Companies" as used herein means
                        ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.  The term "securities" as used herein does not include (i)
                        ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v)  securities owned but  subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   ______________________________
                                   Name of Buyer or Adviser


                                   By: __________________________
                                   Name:
                                   Title:

                                   IF AN ADVISER:


                                   ______________________________
                                   Name of Buyer


                                   Date: ________________________


                                  EXHIBIT M

                             REQUEST FOR RELEASE
                                (for Trustee)

Loan Information
- ----------------

     Name of Mortgagor:            ______________________________

     Servicer
     Loan No.:                     ______________________________

Trustee
- -------

     Name:                         ______________________________

     Address:                      ______________________________

                                   ______________________________

     Trustee
     Mortgage File No.:            ______________________________

     The undersigned Servicer hereby acknowledges that it has received from _______________________________________, as Trustee for the Holders of
Mortgage Pass-Through Certificates, Series 1996-CHL1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and Servicing Agreement") among Greenwich Capital Acceptance, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Servicer, and the Trustee.

( ) Mortgage Note dated ___________, 19__, in the original principal sum of $________, made by __________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage    recorded   on    _________________    as   instrument    no.
     ________________  in  the County  Recorder's  Office  of  the County  of
     ________________,   State   of   _______________   in   book/reel/docket
     _______________ of official records at page/image _____________.

( )  Deed   of  Trust  recorded   on  _________________  as   instrument  no.
     ________________  in  the  County Recorder's  Office  of  the  County of
     ________________,   State   of   _______________   in   book/reel/docket
     _______________ of official records at page/image _____________.


( )  Assignment  of Mortgage or  Deed of  Trust to  the Trustee,  recorded on
     _________________ as instrument no. __________ in the County Recorder's Office of the County of __________, State of _______________ in book/reel/docket _______________ of official records at page/image
     _____________.

( )  Other  documents,  including   any  amendments,  assignments  or   other
     assumptions of the Mortgage Note or Mortgage.

     ( )  ______________________________________________

     ( )  ______________________________________________

     ( )  ______________________________________________

     ( )  ______________________________________________

     The undersigned Servicer hereby acknowledges and agrees as follows:

          (1) The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the

     Documents  and  any proceeds  separate  and  distinct  from all    other
     property in the Servicer's possession, custody or control.

                                   (SERVICER)

                                   By  _______________________
                                   Its _______________________

Date: _________________, 19__


                                  EXHIBIT N

                             REQUEST FOR RELEASE
            (Mortgage Loans Paid in Full, Repurchased or Replaced)

                   OFFICER'S CERTIFICATE AND TRUST RECEIPT
                     MORTGAGE PASS-THROUGH CERTIFICATES,
                               Series 1996-CHL1



__________________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

(ALL PAYMENTS OF PRINCIPAL AND INTEREST HAVE BEEN MADE.) (THE (PURCHASE PRICE) (MORTGAGE LOAN REPURCHASE PRICE) FOR SUCH MORTGAGE LOANS HAS BEEN PAID.) (THE MORTGAGE LOANS HAVE BEEN LIQUIDATED AND THE RELATED (INSURANCE PROCEEDS) (LIQUIDATION PROCEEDS) HAVE BEEN DEPOSITED PURSUANT TO SECTION 3.13 OF THE POOLING AND SERVICING AGREEMENT.) (A REPLACEMENT MORTGAGE LOAN HAS BEEN DELIVERED TO THE TRUSTEE IN THE MANNER AND OTHERWISE IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN SECTION 2.03 OF THE POOLING AND SERVICING AGREEMENT.)

LOAN NUMBER:_______________        BORROWER'S NAME:_____________

COUNTY:____________________

(For Substitution or Repurchase Only: The Servicer certifies that (an) (no) opinion is required by Section 2.05 (and is attached hereto).)

I HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, THAT ARE REQUIRED TO BE DEPOSITED IN THE CERTIFICATE ACCOUNT PURSUANT TO
SECTION 3.05 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

____________   _____________________         DATED:____________

/ /  VICE PRESIDENT

/ /  ASSISTANT VICE PRESIDENT


                                  EXHIBIT O

                         FORM OF DEPOSITORY AGREEMENT


                                  EXHIBIT P

                      FORM OF MORTGAGE NOTE AND MORTGAGE